UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) August 9, 2002

                   CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES
               (Exact name of registrant as specified in its charter)


                   California          0-10831            95-2744492
               (State or other       (Commission        (I.R.S. Employer
                jurisdiction of       File Number)  Identification Number)
                incorporation)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                      (Address of principal executive offices)


                                 (864) 239-1000
                         (Registrant's telephone number)

                                       N/A
           (Former name or former address, if changed since last report)

Item 2.     Acquisition or Disposition of Assets

Consolidated Capital Institutional Properties (the "Partnership" or "CCIP") was formed in April 1983 for the primary purpose of lending funds to Consolidated Capital Equity Partners, L.P. ("CCEP"), a California limited partnership. The Partnership loaned funds to CCEP subject to a non-recourse note with a participation interest (the "Master Loan"). The loans were made to, and the real properties that secure the Master Loan were purchased and owned by, CCEP.

The Master Loan matured in November 2000. As a result of CCEP's inability to repay the Master Loan, ConCap Equities, Inc., CCIP's general partner (the "General Partner"), exercised CCIP's rights under the Master Loan agreement and foreclosed on the properties that collateralize the Master Loan.

On August 9, 2002, the general partner of CCEP executed and filed deeds in lieu of foreclosure on three of the properties of CCEP: Silverado Apartments, The Knolls Apartments, and Indian Creek Apartments. In addition, on August 13, 2002 the general partner of CCEP executed and filed a deed in lieu of foreclosure on Tates Creek Village Apartments. With the execution of the deeds in lieu of foreclosure, title in the properties owned by CCEP is now vested in the Partnership, subject to the existing liens on such properties including the first mortgage loans. At this time CCIP intends to continue to operate these properties as residential apartment complexes.

Along with the deeds in lieu of foreclosure, CCEP has also assigned to the Partnership its non-controlling general partner interest in three affiliated partnerships.

Both ConCap Equities, Inc. and ConCap Holdings, Inc., the general partner of CCEP, are wholly owned subsidiaries of Apartment Investment and Management Company, a real estate investment trust.

Item 7.     Financial Statements and Exhibits

(a) Any required financial statements for the properties acquired as well as the pro forma information for the Registrant are not included in this report. Any required financial statements and the pro forma information will be submitted no later than October 23, 2002.

(c)   Exhibits

     10.25Assignment   of   Partnership   Rights   and   Distributions   between
          Consolidated Capital Equity Partners, L.P., a California limited partnership, and Consolidated Capital Institutional Properties, a California limited partnership.

     10.26Agreement  for  Conveyance  of  Real  Property,   including  exhibits,
          thereto, between Consolidated Capital Equity Partners, L.P., a California limited partnership, and Consolidated Capital Institutional Properties, a California limited partnership.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES

                                 By: ConCap Equities, Inc.
                                     Its General Partner

                             By: /s/Patrick J. Foye
                                 Patrick J. Foye
                                 Executive Vice President and Director

                                Date:

                                                                   EXHIBIT 10.25





               ASSIGNMENT OF PARTNERSHIP RIGHTS AND DISTRIBUTIONS


      This ASSIGNMENT OF PARTNERSHIP RIGHTS AND DISTRIBUTIONS (this "Assignment") is made as of the 13th day of May, 2002 by CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership ("Assignor"), in favor of Consolidated Capital Institutional Properties, a California limited partnership ("Assignee"), with reference to the following facts:
Assignee has previously made to Assignor, a loan in the original principal amount of $164,938,112.00 (the "Loan"), as evidenced by that certain Amended and Restated Note dated November 15, 1990 (the "Note"), executed by Assignor to the order of Assignee.
The Loan is secured by, among other things, Assignor's interests in certain partnerships and other collateral as more fully described below. Concurrently herewith, Assignor and Assignee, are entering into that certain Agreement for Conveyance of Real Property dated April 30, 2002 (the "Conveyance Agreement"), pursuant to which Assignor has agreed to convey to Assignee, all of Assignor's right, title and interest in the Distributions (as hereinafter defined). It is a condition precedent to the effectiveness of the Conveyance Agreement that Assignor execute and deliver this Assignment to Assignee. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Conveyance Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements hereinafter contained, the parties hereto hereby agree as follows: A. Grant of Absolute Interest. Assignor hereby grants to Assignee all of its right, title and interest in and to the following described property:

Distributions. All of Assignor's right, title and interest in and to any and all monies, properties, payments and distributions, however described or derived, accruing to or becoming due and payable to Assignor from any partnership interest owned by Assignor (collectively, the "Partnerships"), including, without limitation, the following: (i) Consolidated Capital Growth Fund, a California limited partnership, (ii) Consolidated Capital Properties III, a
California  limited  partnership,  (iii)  Consolidated  Capital Properties IV, a
California limited partnership, (iv) Consolidated Capital Properties V, a California limited partnership, and (v) Consolidated Capital Properties VI, a California limited partnership. Such distributions shall include, without limitation, all profits, loan or advance repayments, priority returns, return of capital contributions, and sales proceeds, whether such monies, properties, payments and distributions are made by the Partnerships in respect of operating profits, sales, exchanges, refinancings, condemnations, or insured losses of each Partnership's assets, the liquidation of each Partnership's assets and affairs, management fees, guaranteed payments, repayments of loans, reimbursements of expenses or otherwise (all of the foregoing being collectively referred to herein as the "Distributions").

Proceeds, Substitutions, Etc. To the extent not included in Section 1 hereof, any and all proceeds, products, increases, substitutions, replacements, repairs, additions and accessions to or of such Distributions, including, without limitation, all insurance and the proceeds thereof, all condemnation proceeds or the proceeds of any other form of taking thereof and all real property, equipment, inventory, accounts, general intangibles, contract rights, documents, instruments, chattel paper, money, deposit accounts and other tangible or intangible property received upon the sale or disposition of any of the foregoing now existing or hereafter arising.
Partnership Acknowledgment. To the extent required, Assignor shall cause each Partnership and all required partners thereof to execute and deliver to Assignee a consent to this Assignment. Nothing in this Assignment shall be deemed to constitute an assumption by Assignee of any liability or obligation of Assignor with respect to any of the Partnerships.
Assignor Remains Liable. Anything herein to the contrary notwithstanding, Assignor shall remain liable under each and every Partnership agreement to perform all of its obligations thereunder to the same extent as if this Assignment had not been executed, and the exercise by Assignee of any of its rights hereunder shall not release Assignor from any of its obligations under each and every agreement of the Partnerships. Assignee shall not have any obligation or liability under any of the agreements of the Partnerships by reason of this Assignment, nor shall Assignee be obligated to perform any of the obligations of Assignor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Further Assurances. Assignor agrees that at any time and from time to time, at the expense of Assignor, Assignor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Assignee may request, in order to protect any interest granted or purported to be granted hereby or to enable Assignee to exercise and to enforce its rights and remedies hereunder.
Preserving Partnership Assets. Assignor agrees that it shall not (i) cause, suffer or permit any of the Partnership agreements to be amended or terminated in any manner which would materially (as reasonably determined by Assignee)
impair the value of the interests or rights of Assignor or which would materially (as reasonably determined by Assignee) impair the interests or rights of Assignee; (ii) waive, postpone or modify Assignee's rights to receive any Distributions under each of the Partnership agreements in any manner which would materially (as reasonably determined by Assignee) impair the interests or rights of Assignee; or (iii) waive any default or breach of any of the Partnership agreements, or give any other consent, waiver or approval thereunder, or take any other action in connection with any of the Partnership agreements which would materially (as reasonably determined by Assignee) impair the value of the interests or rights of Assignee. Any such proposed action shall be submitted in writing to Assignee at least five (5) business days prior to its execution. Rights of Assignee.
------------------

All rights of Assignor to receive the Distributions which it would otherwise be authorized to receive and retain pursuant to each of the Partnership agreements shall cease, and Assignee shall thereafter have the sole right to receive one hundred percent (100%) of all Distributions.

All Distributions which are received by Assignor contrary to the provisions of this Section F shall be received in trust for the benefit of Assignee, shall be segregated from other funds of Assignor, and forthwith shall be paid over to Assignee (with any necessary endorsements).

No Partner. Notwithstanding anything to the contrary contained herein, neither Assignee nor any successor-in-interest thereof shall be deemed to be a partner in any of the Partnerships for any purposes.

Liability and Indemnification. Assignee shall not be liable to Assignor for any act or omission by Assignee unless Assignee's conduct constitutes willful misconduct or gross negligence. Assignor agrees to indemnify and hold Assignee harmless from and against all losses, liabilities, claims, damages, costs and expenses (including actual attorneys' fees and disbursements) with respect to
(a) any action taken or any omission by Assignee with respect to this Assignment, provided that Assignee's conduct does not constitute willful misconduct or gross negligence, and (b) any claims arising out of Assignor's ownership of the rights to Distributions under this Assignment.
Absolute Interest; Assignment of Rights. This Assignment shall create an absolute interest in the Distributions and shall (a) be binding upon Assignor, his successors and assigns, (b) inure, together with the rights and remedies of Assignee hereunder, to the benefit of Assignee and its successors, transferees and assigns, (c) constitute, along with the Conveyance Agreement and the other documents referred to therein, the entire agreement between Assignor and Assignee with respect to the matters contained herein, and (d) be severable in the event that one or more of the provisions herein is determined to be illegal or unenforceable. Without limiting the generality of the foregoing clause (b), Assignee may assign or otherwise transfer any interest granted hereunder to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Assignee herein or otherwise.
Amendments; Waiver. No amendment or waiver of any provision of this Assignment nor consent to any departure by Assignor herefrom shall in any event be effective unless the same shall be in writing and signed by Assignee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
Notices. All notices, demands and requests of any kind which either party may be required or desires to serve upon the other hereunder shall be in writing and shall be delivered and be effective in accordance with the notice provisions of the Conveyance Agreement.
Counterparts.This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Governing Law.  This Assignment is to be governed by and construed in accordance
-------------
with the laws of the State of California.

      IN WITNESS WHEREOF, Assignor has executed and delivered to Assignee this Assignment as of the date first above written.


                                    ASSIGNOR:

                                    Consolidated Capital Equity Partners, L.P., a California limited partnership

                                        By: ConCap Holdings, Inc.,
                                            a Texas corporation,
                                            its general partner



                                        By: Harry Alcock
                                        Its: Executive Vice President

                                                                   EXHIBIT 10.26

                            AGREEMENT FOR CONVEYANCE
                                OF REAL PROPERTY


      THIS AGREEMENT FOR CONVEYANCE OF REAL PROPERTY, (this "Agreement"), made and entered into as of April 30, 2002, by and between CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership ("Obligor"), and CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, a California limited partnership, or its nominee(s) ("Purchaser"), is made with reference to the following:

RECITALS
Pursuant to that certain Amended Loan Agreement, dated November 15, 1990 (the "Loan Agreement") by and between Obligor and Purchaser, Purchaser has made that certain loan (the "Loan") to Obligor in the original principal amount of $164,938,112.00 (the "Loan Amount"), as evidenced by that certain Amended and Restated Note dated November 15, 1990 (the "Note"), executed by Obligor to the order of Purchaser in the original principal amount of $164,938,112.00. The Note is secured by, among other things, the following (collectively, the "Trust Deeds"): (i) that certain Deed of Trust, Assignment of Rents and Security Agreement dated October 4, 1982 and recorded on October 7, 1982 in Volume 1294 at Page 1268 as modified by (a) that certain First Plan Modification to Deed of Trust, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 in Volume 2243 at Page 773, and (b) that certain Second Plan Modification to Deed of Trust, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded November 19, 1990 in Volume 2243 at Page 790 (collectively, the "Silverado Trust Deed"), all in the Official Records of El Paso County, State of Texas (the "El Paso Official Records"), encumbering that certain real property as more particularly described on Exhibit A1 attached hereto (the "Silverado Property"), together with the improvements thereon (the "Silverado Improvements") (the Silverado Property together with the Silverado Improvements shall hereinafter be referred to as the "Silverado Project"); (ii) that certain Deed of Trust dated May 5, 1982 and recorded on May 13, 1982, in Book 3564 at Page 25, as modified by (a) that certain Amendment of Deed of Trust dated July 12, 1983 and recorded on August 29, 1983 in Book 3773 at Page 492, (b) that certain First Plan Modification to Deed of Trust dated November 15, 1990 and recorded on November 19, 1990 in Book 5791 at Page 348, and (c) that certain Second Plan Modification to Deed of Trust dated November 15, 1990 and recorded November 19, 1990 in Book 5791 at Page 362 (collectively, "The Knolls Trust Deed"), all in the Official Records of El Paso County, State of Colorado (the "El Paso, Colorado Official Records"), encumbering that certain real property as more particularly described on Exhibit A2 attached hereto ("Knolls Property"), together with the improvements thereon ("The Knolls Improvements") (The Knolls Property together with The Knolls Improvements shall hereinafter be referred to as "The Knolls Project"); (iii) that certain (a) Mortgage, Assignment of Rents and Security Agreement dated March 24, 1982 and recorded on March 24, 1982 in Mortgage Book 1194 at Page 315, as modified by (1) that certain First Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 in Deed Book 1567 at Page 49 and Mortgage Book 1625 at Page 621, and (2) that certain Second Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded November 19, 1990 in Deed Book 1567 at Page 78 and Mortgage Book 1625 at Page 626 (collectively, the "Tates Creek Trust Deed"), and (b) that certain Fixture Filing dated and recorded in Fixture Filing Book 5 at Page 149; all in the Official Records of Fayette County, State of Kentucky (the "Fayette Official Records"), encumbering that certain real property as more particularly described on Exhibit A3 attached hereto (the "Tates Creek Property"), together with the improvements thereon (the "Tates Creek Improvements") (the Tates Creek Property together with the Tates Creek Improvements shall hereinafter be referred to as the "Tates Creek Project"); (iv) that certain Mortgage, Assignment of Rents and Security Agreement dated May 26, 1983 and recorded on May 27, 1983 as shown in Book 4118 at Page 1314, as modified by (a) that certain First Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in Book 6133 Page 1601, and (b) that certain Second Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in Book 6133 at Page 1612 (collectively, the "Society Park Trust Deed"); all in the Official Records of Hillsborough County, State of Florida (the "Hillsborough Official Records"), encumbering that certain real property as more particularly described on Exhibit A4 attached hereto (the "Society Park Property"), together with the improvements thereon (the "Society Park Improvements") (the Society Park Property together with the Society Park Improvements shall hereinafter be referred to as the "Society Park Project"), (v) that certain Mortgage, Assignment of Rents and Security Agreement dated May 26, 1983 and recorded on May 27, 1983 as shown in Book 2432 at Page 224, as modified by (a) that certain First Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in Book 3094 at Page 1661, and (b) that certain Second Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in Book 3094 at Page 1674 (collectively, the "Society East Trust Deed"); all in the Official Records of Brevard County, State of Florida (the "Brevard Official Records"), encumbering that certain real property as more particularly described on Exhibit A5 attached hereto (the "Society East Property"), together with the improvements thereon (the "Society East Improvements") (the Society East Property together with the Society East Improvements shall hereinafter be referred to as the "Society East Project");
(vi) that certain (a) Mortgage, Assignment of Rents and Security Agreement dated May 26, 1983 and recorded on May 27, 1983 as shown in Book 1460 at Page 1268, as modified by (1) that certain First Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in Book 2241 Page 286, and (2) that certain Second Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in Book 2241 at Page 299 and (b) that certain Mortgage, Assignment of Rents and Security Agreement dated May 26, 1983 and recorded on May 27, 1983 as shown in Book 1460 at Page 1302, as modified by (1) that certain First Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in Book 2241 at Page 328, and (2) that certain Second Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded November 19, 1990 as shown in Book 2241 at Page 341 (collectively, the "Regency Trust Deed"); all in the Official Records of Seminole County, State of Florida (the "Seminole Official Records"), encumbering that certain real property as more particularly described on Exhibit A6 attached hereto (the "Regency Property"), together with the improvements thereon (the "Regency Improvements") (the Regency Property together with the Regency Improvements shall hereinafter be referred to as the "Regency Project"); (vii) that certain Mortgage, Assignment of Rents and Security Agreement dated September 13, 1983 and recorded on September 16, 1983 as shown in Book 11141 at Page 474, as modified by (a) that certain Modification of Mortgage, Assignment of Rents and Security Agreement dated October 4, 1983 and recorded on October 7, 1983 as shown in Book 11187 at Page 319, (b) that certain First Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in Book 17928 at Page 441, and (c) that certain Second Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in Book 17928 at Page 452 (collectively, the "Plantation Trust Deed"); all in the Official Records of Broward County, State of Florida (the "Broward Official Records"), encumbering that certain real property as more particularly described on Exhibit A7 attached hereto (the "Plantation Property"), together with the improvements thereon (the "Plantation Improvements") (the Plantation Property together with the Plantation Improvements shall hereinafter be referred to as the "Plantation Project");
(viii) that certain Mortgage, Assignment of Rents and Security Agreement dated November 8, 1982 and recorded on November 10, 1982 as shown in Document No. 1383268 in Volume 1800 at Page 139, as modified by (a) that certain First Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in Document No. 1986905 in Volume 3266 at Page 996, and (b) that certain Second Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in Document No. 1986908 in Volume 3267 at Page 9 (collectively, the "Indian Creek Trust Deed"); all in the Official Records of Johnson County, State of Kansas (the "Johnson Official Records"), encumbering that certain real property as more particularly described on Exhibit A8 attached hereto (the "Indian Creek Property"), together with the improvements thereon (the "Indian Creek Improvements") (the Indian Creek Property together with the Indian Creek Improvements shall hereinafter be referred to as the "Indian Creek Project"); and (ix) that certain Mortgage, Assignment of Rents and Security Agreement dated December 30, 1982 and recorded on January 4, 1983 as shown in Book 4048 at Page 56, as modified by (a) that certain First Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in Book 6133 at Page 1579, and (b) that certain second Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in Book 6133 at Page 1590 (collectively, the "Palm Lake Trust Deed"); all in the Hillsborough Official Records, encumbering that certain real property as more particularly described on Exhibit A9 attached hereto (the "Palm Lake Property"), together with the improvements thereon (the "Palm Lake Improvements") (the Palm Lake Property together with the Palm Lake Improvements shall hereinafter be referred to as the "Palm Lake Project"). Each of the Trust Deeds is executed by Obligor, as trustor for the benefit of Purchaser. The Silverado Project, The Knolls Project, the Tates Creek Project, the Society Park Project, the Society East Project, the Regency Project, the Plantation Project, the Indian Creek Project, and the Palm Lake Project are hereinafter collectively referred to as the "Projects." The Loan Agreement, Note, the Trust Deeds, any fixture filings and all other documents evidencing, securing or pertaining to the Loan are hereinafter collectively referred to as the "Loan Documents." Obligor acknowledges and agrees that the respective Projects are subject to the following senior indebtedness (collectively, the "Senior Loans"): (i) that certain loan on the Silverado
Project evidenced by that certain Multifamily Note in the original principal amount of $3,525,000 dated October 2, 2000 in favor of GMAC Commercial Mortgage Corporation, a California corporation ("GMAC"), and subsequently assigned to
Federal Home Loan Mortgage Corporation ("Freddie Mac") (the "Silverado Senior Note"); (ii) that certain loan on The Knolls Project evidenced by that certain Multifamily Note in the original principal amount of $9,900,000 dated October 6, 2000 in favor of GMAC and subsequently assigned to Freddie Mac ("The Knolls Senior Note"); (iii) that certain loan on the Tates Creek Project as evidenced by that certain Multifamily Note in the original principal amount of $4,225,000 dated September 28, 2000 in favor of GMAC and subsequently assigned to Freddie Mac (the "Tates Creek Senior Note"); (iv) that certain loan on the Society Park Project as evidenced by that certain Multifamily Note in the original principal amount of $5,330,000 dated September 28, 2000, in favor of GMAC and subsequently assigned to Freddie Mac (the "Society Park Senior Note"); (v) that certain loan on the Society East Project as evidenced by that certain Note in the original principal amount of $2,600,000 dated November 30, 1995, in favor of Lehman, and subsequently assigned to Freddie Mac and subsequently assigned to GMAC and modified by that certain Multifamily Note dated September 28, 2000 to the original amount of $4,120,000 in favor of GMAC and subsequently assigned to Freddie Mac (the "Society Park East Senior Note"); (vi) that certain loan on the Regency Project as evidenced by that certain Multifamily Note in the original principal amount of $7,650,000 dated September 28, 2000, in favor of GMAC and subsequently assigned to Freddie Mac (the "Regency Senior Note"); (vii) that certain loan on the Plantation Project as evidenced by that certain Note in the original principal amount of $7,100,000 dated November 30, 1995, in favor of Lehman, as assigned to Freddie Mac and subsequently assigned to GMAC and modified by that certain Multifamily Note dated October 2, 2000 to the original principal amount of $9,700,000 in favor of GMAC and subsequently assigned to Freddie Mac (the "Plantation Senior Note"); (viii) that certain loan on the Indian Creek Project as evidenced by that certain Multifamily Note in the original principal amount of $8,750,000 dated October 2, 2000, in favor of GMAC, and subsequently assigned to Freddie Mac (the "Indian Creek Senior Note"); and
(ix) that  certain  loan on the Palm Lake  Project as  evidenced by that certain
Note in the original principal amount of $1,750,000 dated November 30, 1995, in favor of Lehman as assigned to Freddie Mac and subsequently assigned to GMAC and modified by that certain Multifamily Note dated September 28, 2000 to the original principal amount of $3,000,000 in favor of GMAC, and subsequently assigned to Freddie Mac (the "Palm Lake Senior Note"). The Senior Loans are secured by, among other things, the following (collectively, the "Senior Trust Deeds"): (i) that certain Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing dated October 2, 2000 and recorded on October 3, 2000 in Volume 3865 at Page 635, in the El Paso Official Records (the "Silverado Senior Trust Deed"), encumbering the Silverado Project; (ii) that certain Multifamily Deed of Trust, Assignment of Rents and Security Agreement dated October 6, 2000, and recorded on October 11, 2000 as Document No. 200123469 in the El Paso, Colorado Official Records (the "The Knolls Senior Trust Deed"), encumbering The Knolls Project; (iii) that certain Multifamily Mortgage, Assignment of Rents and Security Agreement dated September 28, 2000 and recorded on September 28, 2000 in Mortgage Book 3162 at Page 145, in the Fayette Official Records ("Tates Creek Senior Trust Deed"), encumbering the Tates Creek Project; (iv) that certain Multifamily Mortgage, Assignment of Rents and Security Agreement dated September 28, 2000, and recorded on October 2, 2000 as shown in Book 10398 at Page 642 in the Hillsborough Official Records (the "Society Park Senior Trust Deed"), encumbering the Society Park Project; (v) that certain Multifamily Mortgage, Assignment of Rents and Security Agreement dated November 30, 1995, and recorded on December 13, 1995 as shown in Book 3528 at Page 1260, as amended by that certain Extension and Modification Agreement dated September 28, 2000 and recorded on October 2, 2000 as shown in Book 4228 at Page 3277 in the Brevard Official Records (the "Society East Senior Trust Deed"), encumbering the Society East Project; (vi) that certain Multifamily Mortgage, Assignment of Rents and Security Agreement dated September 28, 2000 and recorded on October 2, 2000 as shown in Book 3931 at Page 344 in the Seminole Official Records (the "Regency Senior Trust Deed"), encumbering the Regency Project; (vii) that certain Multifamily Mortgage, Assignment of Rents and Security Agreement dated November 30, 1995, and recorded on December 12, 1995 as shown in Book 24250 at Page 626, as amended by that certain Extension and Modification Agreement, dated October 2, 2000 and recorded on October 5, 2000 as shown in Book 30909 at Page 1270 in the Broward Official Records (the "Plantation Senior Trust Deed"), encumbering the Plantation Project; (viii) that certain Multifamily Mortgage, Assignment of Rents and Security Agreement dated October 2, 2000, and recorded on October 4, 2000, as Document No. 3166961 in Volume 6722 at Page 496 in the Johnson Official Records (the "Indian Creek Senior Trust Deed"), encumbering the Indian Creek Project; and (ix) that certain Multifamily Mortgage, Assignment of Rents and Security Agreement dated November 30, 1995, and recorded on December 13, 1995 as shown in Book 7984 at Page 958, as amended by that certain Extension and Modification Agreement dated September 28, 2000 and recorded on October 2, 2000 as shown in Book 10398 at Page 459 in the Hillsborough Official Records (the "Palm Lake Senior Trust Deed"), encumbering the Palm Lake Project. The Loan is also secured by the following additional collateral (collectively, the "Additional Collateral"): Obligor's interests in certain partnerships, including, without limitation, the following:
(i) Consolidated Capital Growth Fund, a California limited partnership, (ii) Consolidated Capital Properties III, a California limited partnership, (iii)
Consolidated  Capital  Properties  IV, a California  limited  partnership,  (iv)
Consolidated Capital Properties V, a California limited partnership, and (v) Consolidated Capital Properties VI, a California limited partnership (collectively, the "Partnerships"), and all of Obligor's rights in and to all payments, distributions or dividends of such Partnerships and all proceeds thereof. The Loan is in default by failing to repay the Loan at maturity. Obligor and Purchaser acknowledge (i) that the Purchaser has no obligation to make any further disbursements under the Loan; and (ii) that as of April 30, 2002, the outstanding principal balance of the Note is $16,327,216.00, and the accrued but unpaid interest is $370,433,657.00. Purchaser is commencing or will soon be commencing a judicial foreclosure action on the Society Park Project, the Society East Project, the Regency Project, the Plantation Project, and the Palm Lake Project (collectively, the "Foreclosure Properties"). Obligor desires to convey the Silverado Project, The Knolls Project, the Tates Creek Project and the Indian Creek Project (collectively, the "Deed-in-Lieu Properties"), and the Additional Collateral to Purchaser and Purchaser desires to accept the conveyance of the Deed-in-Lieu Properties and the Additional Collateral in accordance with the terms and conditions hereinafter set forth. The parties hereto agree, for the purposes of this Agreement, to allocate 47% of the obligations under the Note toward the Deed-in-Lieu Properties, and the balance of the obligations under the Note (e.g., 53% of the obligations under the Note) toward the Foreclosure Properties.

      NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Conveyance. Obligor agrees to convey the Deed-in-Lieu Properties and the Additional Collateral to Purchaser or its designated nominee or its assigns and Purchaser or its designated nominee or its assigns agrees to accept the conveyance of the Deed-in-Lieu Properties and the Additional Collateral in accordance with and subject to the terms and conditions set forth in this Agreement. As used in this Agreement, the term "Deed-in-Lieu Properties" shall also include all personal property ("Personal Property") owned by Obligor which is located on or relates to the Deed-in-Lieu Properties.

Consideration.
-------------

Effective upon Recordation (as hereinafter defined), in consideration of the conveyance of the Deed-in-Lieu Properties and the Additional Collateral the transfer or assignment of all cash, proceeds, reserves, escrow and deposit accounts, receivables, security deposits and prepaid expenses, and the other consideration set forth herein to Purchaser or its nominee or its assigns pursuant to the terms of this Agreement, and subject to the Senior Trust Deeds, Purchaser agrees (i) not to sue Obligor or any of its constituent partners for any liability on its obligations under the Loan Agreement, the Note, the Trust Deeds or any of the other Loan Documents as it relates only to the Deed-in-Lieu Properties, and agrees to look solely to the Deed-in-Lieu Properties and the Additional Collateral for satisfaction of that portion of the obligations relating only to the Deed-in-Lieu Properties (the "Deed-in-Lieu Indebtedness," e.g., a total of $181,777,610.31 in interest and principal as of the date hereof), after the Closing Date (as hereinafter defined), (ii) to assume or cause its nominee or its assignee to assume the Assumed Obligations (as hereinafter defined), and (iii) to release Obligor from any liability on the Deed-in-Lieu Indebtedness provided that Purchaser does not release Obligor from
(i) Obligor's representations and warranties as set forth in Paragraph 7 of this Agreement and/or (ii) Obligor's obligations under the Loan Agreement, the Note, or the Trust Deeds relating to the Foreclosure Properties (the "Foreclosure Indebtedness," e.g., a total of $204,983,262.69 in principal and interest as of the date hereof). Obligor and Purchaser acknowledge and agree that the foregoing consideration is fair and adequate.

Purchaser agrees to accept the conveyance of the Deed-in-Lieu Properties, and the Additional Collateral, and the other collateral set forth herein pursuant to this Agreement in satisfaction of the liability of Obligor for the Deed-in-Lieu Indebtedness. Such satisfaction, however, shall not (i) operate to discharge any of the indebtedness evidenced or secured by the Loan Documents including, without limitation, the Foreclosure Indebtedness, and Purchaser retains the right to foreclose the Trust Deeds, collectively or individually, subject to the rights of the Senior Lender under the Senior Trust Deeds, or (ii) release any claims Purchaser has against any other persons or parties other than Obligor.

Arms-Length Negotiations. Obligor acknowledges that (i) Obligor is executing this Agreement freely and voluntarily without any duress or coercion, and (ii) the transactions hereunder have been based upon arms-length negotiations between the parties. Obligor acknowledges that Purchaser's agreement to accept the Deed-in-Lieu Properties subject to the Senior Trust Deeds, and Purchaser's covenant not to sue Obligor for any liability under the Deed-in-Lieu Indebtedness in accordance with this Agreement constitutes a substantial material benefit to Obligor. Obligor desires to convey the Deed-in-Lieu Properties, the Additional Collateral, and the other consideration set forth herein for various benefits to Obligor including the following: (i) freeing Obligor from liability for the continuing costs associated with its ownership of the Deed-in-Lieu Properties, including the costs for paying the Senior Loans, and (ii) relieving Obligor from potential long-term losses with respect to the Deed-in-Lieu Properties.

Assumed Obligations. By its acceptance of title to the Deed-in-Lieu Properties, Purchaser or its designated nominee or its assigns shall not assume any obligations to third parties which have claims against Obligor relating to the Deed-in-Lieu Properties or the Additional Collateral or any agreements pertaining thereto (other than for obligations from and after the Closing Date for the operation of the Deed-in-Lieu Properties in the ordinary course of business), nor shall Purchaser or its designated nominee or its assigns discharge any such claims occurring or accruing prior to the Closing Date or relating to any act or omission occurring prior to the Closing Date with respect to the Deed-in-Lieu Properties, the Additional Collateral, or with respect to Obligor generally, excepting only those obligations which are specifically set forth in Exhibit B attached hereto (the "Assumed Obligations"), nor shall any such claimants have any third party beneficiary rights under this Agreement. Obligor hereby indemnifies Purchaser and its designated nominee and its assigns and their respective successors, assigns, transferees, parent corporations, subsidiaries, affiliates, officers, directors, employees, stockholders, attorneys, agents, representatives and anyone in privity with any of them
(collectively, the "Indemnified Parties") against any claim, loss, cost, liability and attorneys' fees suffered or incurred by any of the Indemnified Parties with respect to any such obligations referred to in the preceding sentence except the Assumed Obligations. From and after the Closing Date, the Assumed Obligations shall be the responsibility of and payable by Purchaser or its designated nominee or its assigns.

The Closing.
-----------

The closing (the "Closing") of the transactions contemplated under this Agreement shall occur on or before May 30, 2002, unless otherwise agreed to in writing by the parties hereto.

The closing date (the "Closing Date") shall be the latest to occur of the date of recordation ("Recordation") of the following deeds: (i) the Silverado Deed (as hereinafter defined) in the El Paso Official Records, (ii) The Knolls Deed (as hereinafter defined) in the El Paso, Colorado Official Records, (iii) the Tates Creek Deed (as hereinafter defined) in the Fayette Official Records and
(iv) the Indian Creek Deed (as hereinafter defined) in the Johnson Official Records. The Silverado Deed, the Knolls Deed, the Tates Creek Deed and the Indian Creek Deed are hereinafter collectively referred to as the "Deeds." Purchaser and Obligor shall use reasonable efforts to cause all of the Deeds to be recorded concurrently.

As additional consideration for Purchaser agreeing to enter into this Agreement, all rents, income, cash, proceeds, security deposits, operating accounts, reserves, escrow and deposit accounts, receivables, prepaid expenses, deposits and credits relating to the Deed-in-Lieu Properties held by Obligor or payable to Obligor as of the Closing Date shall be transferred and assigned for the benefit of Purchaser or its designated nominee or its assigns as of the Closing Date. Any rental collected or received by Obligor or Purchaser or its designated nominee or its assigns after the Closing Date shall be the property of and shall be turned over to Purchaser or its designated nominee or its assigns. After the Closing Date, Obligor shall have no further obligation to prosecute any claim or litigation for past-due rent but Obligor shall cooperate with Purchaser or its nominee or its assigns, if necessary and requested by Purchaser, in order to permit Purchaser or its designated nominee or its assigns to prosecute and preserve any claims against tenants.

By the execution of this Agreement, until the Recordation of the Deeds, neither party shall be deemed to have waived or affected any rights or remedies it may have against the other or any collateral pertaining to the Loan.

Documentation. Prior to the Recordation of the Deeds, and as a condition precedent thereto, Obligor shall deliver to Purchaser the following documents and items, all in form and substance satisfactory to Purchaser:

Agreement.  Three (3) counterparts of this Agreement duly executed by Obligor.
---------

The Deeds. A (i) special warranty deed (the "Silverado Deed") in the form of Exhibit C1, attached hereto, (ii) warranty deed ("The Knolls Deed") in the form of Exhibit C2, attached hereto, (iii) special warranty deed (the "Tates Creek Deed") in the form of Exhibit C3, and (iii) limited warranty deed (the "Indian Creek Deed") in the form of Exhibit C4, attached hereto, each duly executed and acknowledged by Obligor, pursuant to the terms of which Obligor shall grant to Purchaser or its designated nominee or its assigns, all of Obligor's right, title and interest in and to the Deed-in-Lieu Properties.

Bill of Sale. A Bill of Sale in the form of Exhibit D1, Exhibit D2, Exhibit D3 and Exhibit D4 attached hereto, duly executed by Obligor, pursuant to the terms of which Obligor shall grant to Purchaser, its designated nominee or its assigns, all of Obligor's right, title and interest in and to the Personal Property.

Assignment. An Assignment in the form of Exhibit E1, Exhibit E2, Exhibit E3 and Exhibit E4 attached hereto, duly executed by Obligor, pursuant to the terms of which Obligor shall assign to Purchaser or its designated nominee or its assigns, all of Obligor's right, title and interest in and to all intangible property used in connection with the Deed-in-Lieu Properties and the Additional Collateral.

Assignment of Leases. Assignment of Leases in the form of Exhibit F1, Exhibit F2, Exhibit F3 and Exhibit F4 attached hereto, duly executed and acknowledged by Obligor, pursuant to the terms of which Obligor shall assign to Purchaser or its designated nominee or its assigns, all of Obligor's right, title and interest in and to all leases entered into by Obligor with respect to the Deed-in-Lieu Properties.

Affidavit. The Affidavit in the form of Exhibit G duly executed and acknowledged by Obligor.

Transfer of Additional Collateral. The Assignment of Partnership Rights and Distributions in the form of Exhibit H duly executed and acknowledged by Obligor, with respect to the Additional Collateral.

Termination of Contracts. If requested by Purchaser, a termination of any contract or agreement affecting the Deed-in-Lieu Properties which is not an Assumed Obligation, duly executed by Obligor.

Inventory. An inventory (in detail reasonably satisfactory to Purchaser) of all of the Personal Property to be conveyed to Purchaser or its designated nominee or its assigns.

Leases, Contracts, Licenses, Permits, etc. The originals or certified copies of all leases and any amendments thereto, lease files, contracts, management agreements, personal property leases, accounts payable, tenant finish work agreements, lease renewal commission agreements, broker commission agreements, union contracts, rent rolls showing status of rental payment, insurance policies, security deposit agreements (if separate from the lease), architect's contracts, construction contracts, engineer's contracts, certificates of occupancy, plans (including as-built), specifications, surveys, drawings, warranties, notices from governmental authorities, recent tax bills, approvals, permits, reports, licenses and royalty agreements affecting or relating to the Deed-in-Lieu Properties and/or any other documents or agreements to which Obligor is a party or otherwise pertaining to the Deed-in-Lieu Properties which Obligor is assigning to Purchaser or its designated nominee or its assigns pursuant hereto.

Business Records. The originals or certified copies of all records, books of account, ledgers, banking records, statements and other business records relating to the ownership and operation of the Deed-in-Lieu Properties, in whatever mode maintained, including information contained on computer disks.

Senior Loan Documentation. The originals or certified copies of all loan documentation concerning the Senior Loans, together with such documentation as Senior Lender shall require in connection with the transfer of the Deed-in-Lieu Properties to Purchaser, and the foreclosure of the Foreclosure Properties.

Other Documents and Items. A FIRPTA affidavit and such other agreements, certificates, opinions, records, authorizations, consents, releases, resolutions, utility transfer letters, keys to all the doors of the improvements to the Deed-in-Lieu Properties and keys to the Deed-in-Lieu Properties and any other documents and items as Purchaser may reasonably require to carry out the intent of this Agreement.

Obligor's Representations and Warranties. Obligor hereby makes as of the date of this Agreement the following representations and warranties to Purchaser and any nominee or assigns (which representations and warranties are deemed restated as of the Closing Date), all of which shall survive any and all inquiries and investigations made by Purchaser and shall survive the Closing:

      Obligor has all requisite power and authority to own the Projects, conduct its businesses relating thereto, and enter into and consummate the transactions contemplated by this Agreement.

      Obligor does not need to obtain the consent of any third party to perform its obligations under this Agreement that will not be obtained as of the Closing Date.

      TheLoan Documents, this Agreement and each document delivered pursuant to it have been duly authorized, executed and delivered by Obligor and constitutes valid and binding obligations, enforceable against Obligor in accordance with their terms. Obligor has no offsets, defenses, claims or counterclaims with respect to its obligations under the Loan Documents.

      Theexecution, delivery and performance of this Agreement will not result in a breach of or default under any agreement or other instrument to which Obligor is a party or by which Obligor is bound, or violate any applicable law, regulation, judgment, or order of, or require approval by, any government, governmental instrumentality, or court having jurisdiction over Obligor.

      TheDeeds and the other conveyance documents contemplated herein are absolute conveyances to Purchaser, or its nominee or its assigns, of title to the property described therein, in effect as well as in form, and are not intended as security for the payment or repayment of any indebtedness or the performance of any other obligation of Obligor of any kind or nature whatsoever; the Deeds and such other conveyance documents are not subject to any redemption rights; and there is no agreement or understanding, oral or written, between Purchaser, Obligor or any other person or entity, relative to the reconveyance of said property for the benefit of Obligor or to any division of cash or other proceeds realized from said property.

      Obligor has not dealt with any person, firm or corporation who is or may be entitled to any brokerage commission, finder's fee or other like payment pertaining to the transactions contemplated hereby which will in any way be binding upon or constitute a liability of Purchaser or its nominee or its assigns.

      To the best of Obligor's knowledge, neither this Agreement nor any other agreement, document, certificate or statement furnished to Purchaser or its nominee or its assigns by Obligor in connection with this Agreement or the Closing contains any untrue statement.

      Obligor is not a "foreign person" and Obligor is a "United States Person" pursuant to Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

      Obligor  has  retained   counsel  to  represent  it  in  the   transaction
         contemplated herein; Obligor has read and understands this Agreement; and Obligor has been advised by its counsel with respect to its rights and obligations under this Agreement.

      Therecitals set forth hereinabove are true and correct in all material respects, including, without limitation, the recital concerning the fact that the Loan is in default and the recital with respect to the outstanding indebtedness due and owing on the Loan.

      Theconsideration which Obligor shall receive hereunder for the conveyance of the Deed-in-Lieu Properties is fair, adequate and substantial.

      Obligor is not in default under the terms of the Senior Loans, and the current outstanding principal balances, accrued interest and other fees and costs payable on the Senior Loans as of April 30, 2002 are as follows:

      Loan              Principal Balance Accrued Interest  Other Fees/Costs

      Silverado         $  3,409,205            $  22,359         $          0
                          ----------------         -----------      ----------
      The Knolls        $  9,590,637            $  62,179         $          0
                          ----------------         -----------      ----------
      Tates Creek       $  4,084,747            $  26,483         $          0
                          ----------------         -----------     -----------
      Indian Creek      $  8,478,168            $  55,320         $          0
                          ----------------         -----------     -----------
      Society Park      $  5,153,477            $  33,960         $          0
                          ----------------         -----------     -----------
      Society East      $  3,983,710            $  25,979         $     0
                          ----------------         -----------     ------
      Regency           $  7,396,641            $  48,175         $     0
                          ----------------         -----------     ------
      Plantation        $  9,398,655            $  61,448         $     0
                          ----------------         -----------     ------
      Palm Lake         $  2,901,336            $  19,004         $     0
                          ----------------         -----------     ------

      Allof the foregoing representations and warranties shall be true, correct and complete and shall be deemed to have been restated at and as of the Closing Date. All representations and warranties made by Obligor in this Agreement or in any certificate or other document delivered to Purchaser or its nominee or its assigns by or on behalf of Obligor pursuant to or in connection with this Agreement shall be deemed to have been relied upon by Purchaser or its nominee or assigns, notwithstanding any investigation heretofore or hereafter made by Purchaser or its nominee or its assigns or on their behalf, and Obligor hereby acknowledges such reliance by Purchaser in entering into this Agreement; and all of such representations and warranties shall survive Recordation for a period of five (5) years during which period claims for any breach of such representations and warranties may be made.

Closing Costs.  Except as expressly set forth in this Agreement,each party shall
-------------
pay for its own costs and expenses relating to the transactions contemplated by this Agreement.

Accuracy of Documents. Obligor and Purchaser hereby acknowledge that this Agreement and the other documents referred to herein accurately reflect the agreements and understandings of the parties hereto with respect to the subject matter hereof, and Obligor and Indemnified Parties each hereby waive any claims against the other that it may now have or may hereafter acquire to the effect that the actual agreements and understandings of the parties hereto with respect to the subject matter hereof may not be accurately set forth in this Agreement and such other documents.

No Merger. The parties hereto acknowledge and agree that notwithstanding Purchaser's aforementioned covenant not to sue Obligor for any liability under the Loan Documents relating to the Deed-in-Lieu Indebtedness, all of the Loan Documents which evidence or secure the Deed-in-Lieu Indebtedness and the Foreclosure Indebtedness shall remain in full force and effect after the transaction contemplated by this Agreement has been consummated. The parties hereto further acknowledge and agree that it is their intention that the beneficial interest under the Trust Deeds and the liens under any fixture filings shall not merge with or into, but are and shall remain at all times separate and distinct from, the fee title in the Deed-in-Lieu Properties acquired by Purchaser or its nominee or its assigns, notwithstanding any union of interest in Purchaser or its nominee or its assigns at any time, and that the respective liens created by the Trust Deeds and the liens under any fixture filings shall be and remain at all times valid and continuous respective liens on the Deed-in-Lieu Properties.

No Third Parties Benefitted. This Agreement is made and entered into by the parties hereto for the benefit and protection of such parties, and no other person or entity shall have any rights or interest hereunder.

Warranties. All express and implied warranties and guaranties with respect to the Deed-in-Lieu Properties, or with respect to any improvement, property, maintenance agreement or service agreement relating thereto, which currently run for the benefit of Obligor are, to the extent assignable, hereby assigned by Obligor to Purchaser or its nominee or its assigns, effective upon the Closing Date. Obligor agrees to execute any further document or instrument reasonably necessary or desirable to carry out the intent of this assignment.

Notices and Demands. All written notices or demands of any kind which the parties hereto may be required or may desire to serve on the others in connection with this Agreement shall be served (as an alternative to personal service) by registered or certified mail, return receipt requested. Any such notice or demand so served by registered or certified mail shall be deposited in the United States mail with postage thereon fully prepaid, return receipt requested, and if the party so to be served be Obligor, addressed to Obligor as follows:

            Consolidated Capital Equity Partners
            c/o AIMCO
            2000 So. Colorado Blvd.
            Tower Two, Suite 2-1000
            Denver, Colorado  80222

and, if the party so to be served be Purchaser, addressed to Purchaser as follows:

            Consolidated Capital Institutional
            Properties
            c/o AIMCO
            2000 So. Colorado Blvd.
            Tower Two, Suite 2-1000
            Denver, Colorado  80222

      Service of any such notice or demand so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after mailing, whichever is earlier in time. The parties hereto may from time to time, by notice in writing served upon the others as aforesaid, designate a different mailing address or different person to whose attention all such written notices or demands are thereafter to be addressed.

Quiet Enjoyment. From and after the Closing Date, Obligor shall take no action whatsoever which would interfere with Purchaser's or its designated nominee's or its assigns' possession, ownership or quiet enjoyment of the Deed-in-Lieu Properties.

Release. Effective upon the Closing, Obligor hereby releases Purchaser and its designated nominee and its assigns and their respective successors, assigns, transferees, parent corporations, subsidiaries, affiliates, officers, directors, employees, stockholders, attorneys, agents, representatives and anyone in privity with any of them (collectively, "Releasees") from and against any and all claims, damages, liabilities, obligations, actions and causes of action, whether sounding in tort, contract, equity or otherwise, whether known or unknown, whether suspected or unsuspected, which Obligor has as of the Closing Date against any of the Releasees, or may thereafter have against any of the Releasees, arising out of any act, failure to act, event or state of facts occurring on or prior to the Closing Date relating to the Loan Agreement, the Note, the Trust Deeds, any of the other Loan Documents, or the Deed-in-Lieu Properties. Without limiting the generality of the foregoing, Obligor expressly acknowledges and agrees that Purchaser or its designated nominee or its assigns shall be entitled to sell the Deed-in-Lieu Properties and keep the proceeds derived therefrom and Obligor shall have no claim to the Deed-in-Lieu Properties or such proceeds.

      Obligor hereby waives any rights it may have to assert a "vendor's lien" against Purchaser and/or the Deed-in-Lieu Properties.

      Obligor hereby waives any rights it may have under Section 1542 of the California Civil Code which reads:

      "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE
      RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Obligor understands that it may later discover facts in addition to or different from the facts it now believes to be true and that it may later discover claims it does not now suspect. The parties intend for this release to operate as a final and irrevocable release of all of their claims, and accordingly agree that this release may not be terminated or rescinded because of any later discovery by Obligor of different or additional facts or any unknown or unsuspected past claim.

      Obligor represents and warrants that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person or entity any matter released hereby or any portion thereof or interest therein.

--------------
Initials of Obligor

No Partnership. Nothing herein shall be construed as creating a joint venture or partnership between Obligor and Purchaser or its designated nominee or its assigns.

Attorney-in-Fact. Obligor hereby constitutes Purchaser or its nominee or its assigns, and each of them, as Obligor's attorney-in-fact, effective upon the Closing, with full power of substitution, to take all actions and to sign all documents in its own name or in the name of Obligor which may be necessary or desirable in order to do any and every act which Obligor might do on its own behalf in order to carry out the intent and spirit of this Agreement and the transactions contemplated thereby. Purchaser or its designated nominee or its assigns shall give Obligor five (5) business days' prior written notice (either by overnight mail e.g. Federal Express, or by telecopier) before taking any such action or signing any such document. This power of attorney is a power coupled with an interest and is irrevocable.

Entire Agreement. This Agreement and the exhibits hereto and documents referred to herein, contain the entire agreement between the parties hereto and supersede any and all prior agreements, verbal discussions and representations and warranties of either party hereto.

No Waiver of Default. No waiver by Purchaser of any default or other obligation of Obligor hereunder shall be effective unless in writing, nor shall any waiver operate as a waiver of any other default or of the same default on a future occasion.

Time of Essence.  Time is of the essence of this Agreement.
---------------

Counterparts. Separate counterparts of this Agreement may be executed by the parties hereto, each of which shall constitute an original and all of which shall constitute a single agreement, as though the same counterpart had been executed simultaneously by all parties hereto.

Assignment and Successors. This Agreement shall be binding upon and inure to the benefit of Obligor and Purchaser and Purchaser's designated nominee and its assigns (collectively, the "Parties") and the Parties' respective legal representatives, successors and assigns; provided that Obligor shall have no power to assign any of its rights or duties under this Agreement without the prior written consent of Purchaser and any such purported assignment without such consent shall be void.

Attorneys' Fees. In any action or proceeding brought by any party hereto to enforce any provision of this Agreement or to seek damages for a breach of any provision hereof, or where any provision hereof is successfully asserted as a defense, the prevailing party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

Written Modification. This Agreement or any provision hereof may be changed, waived or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver or termination is sought to be enforced.

Gender. In this Agreement, the masculine gender includes the feminine and neuter, and the singular number includes the plural, and vice versa, where the context so indicates.

Applicable Law. This Agreement shall be construed under and enforced in accordance with the laws of the State of California.

Interpretation. Each of the Parties hereto has agreed to the use of the particular language of the provisions of this Agreement, and any question of doubtful interpretation shall not be resolved by any rule providing for interpretation against the party who causes the uncertainty to exist or against the drafter of this Agreement.

Headings. The various headings of this Agreement are included for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

Cooperation. The Parties hereto shall each cooperate with the other to take all additional actions and execute and deliver all additional documents necessary or desirable to effectuate the provisions and spirit of this Agreement; provided, however, that after the Closing has occurred, neither party shall be required to incur additional costs to so cooperate except for incidental administrative costs.

No Contest of Judicial Foreclosure/Cooperation. Obligor agrees not to contest, impede, hinder or delay in any way, the judicial foreclosure of the Foreclosure Properties, and further agrees to cooperate with Purchaser and take all actions and execute and deliver all documents reasonably necessary or desirable to effectuate such foreclosure.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first hereinabove written.

"Purchaser"                               "Obligor"

Consolidated Capital Institutional       Consolidated Capital Equity Partners,
Properties, a California limited         L.P., a California limited partnership
partnership
                                         By:   ConCap Holdings, Inc., a Texas
By:   ConCap Equities, Inc., a Delaware        corporation, its general partner
      corporation, its general partner


                                               By:
      By:                                          Harry Alcock
     Patrick J. Foye                               Its: Executive Vice President
     Its:Executive Vice President

SCHEDULE OF EXHIBITS

Exhibit A1  -     Legal Description of Silverado Property

Exhibit A2  -     Legal Description of The Knolls Property

Exhibit A3  -     Legal Description of Tates Creek Property

Exhibit A4  -     Legal Description of Society Park Property

Exhibit A5  -     Legal Description of Society East Property

Exhibit A6  -     Legal Description of Regency Property

Exhibit A7  -     Legal Description of Plantation Property

Exhibit A8  -     Legal Description of Indian Creek Property

Exhibit A9  -     Legal Description of Palm Lake Property

Exhibit B   -     Assumed Obligations

Exhibit C1  -     Silverado Deed

Exhibit C2  -     The Knolls Deed

Exhibit C3  -     Tates Creek Deed

Exhibit C4  -     Indian Creek Deed

Exhibit D1  -     Bill of Sale (Silverado)

Exhibit D2  -     Bill of Sale (The Knolls)

Exhibit D3  -     Bill of Sale (Tates Creek)

Exhibit D4  -     Bill of Sale (Indian Creek)

Exhibit E1  -     Assignment (Silverado)

Exhibit E2  -     Assignment (The Knolls)

Exhibit E3  -     Assignment (Tates Creek)

Exhibit E4  -     Assignment (Indian Creek)

Exhibit F1  -     Assignment of Leases (Silverado)

Exhibit F2  -     Assignment of Leases (The Knolls)

Exhibit F3  -     Assignment of Leases (Tates Creek)

Exhibit F4  -     Assignment of Leases (Indian Creek)

Exhibit G   -     Affidavit

Exhibit H   -     Assignment of Partnership Rights and Distributions

EXHIBIT A1

Legal Description of Silverado Property



That certain property located in the City of El Paso, County of El Paso, State of Texas, described as follows:

A portion of Lots 5 and 8, Block 1, FARAH SUBDIVISION, an Addition to the City of El Paso, El Paso County, Texas, according to the map thereof on file in Book 29, Page 26, Plat Records, El Paso County, Texas, being more particularly described by metes and bounds as follows:

Commencing at an existing city monument in the center line intersection of Viscount Boulevard and Shaver Drive; Thence with center line of Viscount Boulevard South 70(0)24'52" East a distance of 39.92<180>; Thence, leaving said center line South 19(0)35'08" West a distance of 60.00<180> to a 5/8" rebar with cap set on the South Right-of-way of said Boulevard, and being the POINT OF BEGINNING;

Thence, with said right-of-way South 70(0)24'52" East a distance of 116.12<180> to a 3/8" rebar found at the beginning of a curve to the right;

Thence, with the arc of said curve 690.53<180> having a radius of 763.92<180>, a delta of 51(0)47'30" and a chord bearing South 44(0)31'07" East a distance of 667.26<180> to a 5/8" rebar with cap set;

Thence, with said right-of-way South 18(0)37'22" East a distance of 510.83<180> to a 5/8" rebar with cap set;

Thence,   leaving  said  right-of-way  South  71(0)22'38"  West  a  distance  of
239.94<180> to a 5/8" rebar with cap set;

Thence, North 54(0)07'22" West a distance of 529.00<180>to a 5/8" rebar with cap set;

Thence, North 19(0)35'08" East a distance of 262.80<180> to an inaccessible corner and being the Southwest corner of El Paso Electric Company sub-station site;

Thence, South 70(0)24'52" East a distance of 145.73<180>to a galvanized fence post found;

Thence, South 18(0)37'22" East a distance of 39.99<180> to a 5/8" rebar with cap set in the South boundary line of El Paso Electric Company sub-station site;

Thence, North 71(0)22'38" East a distance of 25.00<180> to a 5/8" rebar with cap set being the Southeast corner of El Paso Electric Company sub-station site;

Thence, North 18(0)37'22" West a distance of 185.00<180> to an inaccessible corner and being the Northeast corner of El Paso Electric sub-station site;

Thence, South 71(0)22'38" West a distance of 25.00<180>to a 5/8" rebar with cap set;

Thence,South 18(0)37'22" East a distance of 17.75<180>to an inaccessible corner;

Thence, North 70(0)24'52" West a distance of 115.76<180> to an inaccessible corner being the Northeast corner of El Paso Electric Company sub-station site;

Thence, South 19(0)35'08" West a distance 49.99<180> to an inaccessible corner being the Southwest corner of El Paso Electric Company sub-station site;

Thence, North 70(0)24'52" West a distance of 287.30<180>to a 5/8" rebar with cap set;

Thence, North 19(0)35'08" East a distance of 380.01<180> to THE POINT OF BEGINNING containing 10,000 acres or 435,600 square feet. Being the same property conveyed in Quitclaim Deed dated November 15, 1990, from Consolidated Capital Equity Partners, a California General Partnership, to Consolidated Capital Equity Partners L.P., a California Limited Partnership, recorded on
March 5, 1991, in Volume 2278, Page 2265, Real Property Records of El Paso County, Texas.

EXHIBIT A2

Legal Description of The Knolls Property



All that certain real property located in El Paso County, Colorado, and described as follows:

PARCEL A: ALL OF BLOCK 1, GATEHOUSE GARDEN, CITY OF COLORADO SPRINGS, EL PASO COUNTY, COLORADO, ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK L-2, AT PAGE 56.

PARCEL B: THAT  PORTION OF THE  SOUTHEAST  QUARTER OF THE  NORTHWEST  QUARTER OF
SECTION 12 IN TOWNSHIP  14 SOUTH,  RANGE 67 WEST OF THE 6TH P.M.,  DESCRIBED  AS
FOLLOWS: BEGINNING AT THE INTERSECTION OF THE WEST LINE OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 12 WITH THE NORTH LINE OF ERVAY STREET IN ADDITION NO. 2 TO THE TOWN OF WEST COLORADO SPRINGS; THENCE NORTH ON THE WEST LINE OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 12 A DISTANCE OF 150 FEET; THENCE EAST 50 FEET; THENCE SOUTH 150 FEET; THENCE WEST 50 FEET TO THE POINT OF BEGINNING, EL PASO COUNTY, COLORADO, EXCEPT THAT PORTION CONVEYED TO EL PASO COUNTY BY DEED RECORDED JANUARY 23, 1963, IN BOOK 1942, AT PAGE 612, EL PASO COUNTY, COLORADO.

EXHIBIT A3

Legal Description of Tates Creek Property



All that certain property located in Fayette County, Kentucky, and described as follows:

ALL that tract or parcel of land situated on the westerly side of Tates Creek Pike, on the northerly side of Kirklevington Drive and on the southerly side of New Circle Road S.E. in Lexington, Fayette County, Kentucky, containing 12.00 acres, and being all of Lot 1, Block A of the final record plat of Kirklevington South, as recorded in Plat Cabinent A, Slide 224, in the Fayette County Clerk's Office.

BEING the same property conveyed to CONSOLIDATED CAPITAL EQUITY PARTNERS L.P., a California Limited Partnership, by CONSOLIDATED CAPITAL EQUITY PARTNERS, a California General Partnership, through Quit Claim Deed dated November 15, 1990, now of record in Deed Book 1567, Page 58, Fayette County Clerk's Office.

EXHIBIT A4

Legal Description of Society Park Property



All that certain real property located in Hillsborough County, Florida described as follows:

A tract in the Southwest 1/4 of the Southeast 1/4 of Section 27, Township 28 South, Range 19 East, Hillsborough County, Florida described as follows:

From the Southeast corner of said Southwest 1/4 of the Southeast 1/4 of Section 27, run North 0(degree)53'07" East along the East boundary of said Southwest 1/4 of the Southeast 1/4 of Section 27 a distance of 30.00 feet, run thence South 89(degree)54'07" West, parallel to the South boundary of said Southwest 1/4 of the Southeast 1/4 of Section 27 and along the North right-of-way line of Sligh Avenue, a distance of 501.05 feet to a Point of Beginning; from said Point of Beginning continue South 89(degree)54'07" West along the North right-of-way line of Sligh Avenue a distance of 389.50 feet to a point which is 434.00 feet East of the West boundary of said Southwest 1/4 of Southeast 1/4 of Section 27; run thence North 0(degree)48'15" East, parallel to the West boundary of said Southwest 1/4 of the Southeast 1/4 of Section 27, a distance of 703.23 feet; run thence South 89(degree)46'07" West, parallel to the North boundary of said Southwest 1/4 of the Southeast 1/4 of Section 27, a distance of 130.00 feet; run thence South 84(degree)04'38" West a distance of 95.65 feet; run thence South 89(degree)46'07" West, parallel to the North boundary of said Southwest 1/4 of the Southeast 1/4 of Section 27, a distance of 75.00 feet to a point on the East right of way line of 56th Street (State Road No. S-583); run thence North 0(degree)48'15" East along said East right-of-way line a distance of 59.50 feet to a point which is 546.00 feet South of the North boundary of said Southwest 1/4 of the Southeast 1/4 of Section 27; run thence North 89(degree)46'07" East, parallel to the North boundary of said Southwest 1/4 of the Southeast 1/4 of
Section 27, a distance of 627.00 feet; run thence North 0(degree)48'15" East, parallel to the West boundary of said Southwest 1/4 of the Southeast 1/4 of
Section 27, a distance of 200.00 feet; run thence North 89(degree)46'07" East, parallel to the North boundary of said Southwest 1/4 of the Southeast 1/4 of
Section 27, a distance of 365.09 feet to a point which is 200.00 feet West of the East boundary of Said Southwest 1/4 of the Southeast 1/4 of Section 27; run thence South 0(degree)53'07" West, parallel to the East boundary of said Southwest 1/4 of the Southeast 1/4 of Section 27, a distance of 56.83 feet to a point which is 928.00 feet North of the South boundary of said Southwest 1/4 of the Southeast 1/4 of Section 27; run thence North 89(degree)54'07" East, parallel to the South boundary of said Southwest 1/4 of the Southeast 1/4 of
Section 27, a distance of 100.00 feet; run thence South 0(degree)53'07" West, parallel to and 100.00 feet West of the East boundary of said Southwest 1/4 of the Southeast 1/4 of Section 27, a distance of 194.61 feet; run thence North 89(degree)11'45" West a distance of 402.00 feet; run thence South 0(degree)48'15" West, parallel to the West boundary of said Southwest 1/4 of Southeast 1/4 of Section 27, a distance of 709.71 feet to the Point of Beginning; less and except all road rights of way.

(Known as Society Park Temple Terrace I)

AND

A Tract in the Southwest 1/4 of the Southeast 1/4 of Section 27, Township 28 South, Range 19 East, Hillsborough County, Florida, described as follows:

From the Southeast corner of said Southwest 1/4 of the Southeast 1/4 of Section 27, run North 0(degree)53'07" East along the East boundary of said Southwest 1/4 of the Southeast 1/4 of Section 27, a distance of 30.0 feet; run thence South 89(degree)54'07" West, parallel to the South boundary of said Southwest 1/4 of the Southeast 1/4 of Section 27 and along the North right-of-way line of Sligh Avenue, a distance of 100.00 feet to a Point of Beginning. From said Point of Beginning continue South 89(degree)54'07" West along the North right-of-way line of Sligh Avenue, a distance of 401.05 feet; thence run North 0(degree)48'15" East a distance of 709.71 feet; run thence South 89(degree)11'45" East, a distance of 402.00 feet to a point which is 100.00 feet West of the East boundary of said Southwest 1/4 of the Southeast 1/4 of Section 27; run thence South 0(degree)53'07" West, parallel with the East boundary of said Southwest 1/4 of the Southeast 1/4 of Section 27, a distance of 703.39 feet to the Point of Beginning; less and except all road rights of way.

(Known as Society Park Temple Terrace II)

The property described in the legal description shown above is the same property that was conveyed to Consolidated Capital Equity Partners L.P., a California limited partnership, by Deed recorded November 19, 1990, in Deed Book 6133, Page 1609.

EXHIBIT A5

Legal Description of Society East Property


All that certain real property located in Brevard County, Florida described as follows:

All of Block 3, PLAT OF BURNS VILLAGE, SECTION ONE, according to the Plat thereof, as recorded in Plat Book 12, Page 13, of the Public Records of Brevard County, Florida, and the Northerly 16 feet of Avenue Francis Joseph, Jr., and the Southerly 16 feet of Avenue Mary Joye, as platted adjoining Block 3 of BURNS VILLAGE, SECTION ONE, as recorded in Plat Book 12, Page 13, of the Public Records of Brevard County, Florida, being more particularly described as follows:

Begin at the intersection of the West right of way line of Burns Boulevard (a 60 foot right of way) with the North right of way line of Avenue Francis Joseph, Jr. (a 34 foot right of way as it now exists per Official Records Book 2386, Page 2483), run thence S 89'21'30" W along said North right of way line a distance of 630.20 feet to a point on the Southerly extension of the West line of aforesaid Block 3, thence N 02'13'00" W, along said West line and its Northerly and Southerly extensions thereof, a distance of 243.02 feet to a point on the South right of way line of Avenue Mary Joye (a 34 foot right of way as it now exists per Official Records Book 2386, Page 2483); thence N 89'21'30" E along said South right of way line a distance of 630.52 feet to a point on the West right of way line of said Burns Boulevard, thence S 02'08'20" E along said West right of way line a distance of 243.01 feet to the point of beginning.

All of Block 4, PLAT OF BURNS VILLAGE, SECTION ONE, according to the Plat thereof, as recorded in Plat Book 12, Page 13, of the Public Records of Brevard County, Florida, and the Northerly 16 feet of Avenue Francis Joseph, Jr., and the Southerly 16 feet of Avenue Mary Joye, as platted adjoining Block 4 of BURNS VILLAGE, SECTION ONE, as recorded in Plat Book 12, Page 13, of the Public Records of Brevard County, Florida, being more particularly described as follows:

Begin at the intersection of the West right of way line of Burns Boulevard (a 60 foot right of way) with the North right of way line of Avenue Francis Joseph, Jr. (a 34 foot right of way as it now exists per Official Records Book 2386, Page 2483); run thence N 02'08'20" W along said East right of way line a distance of 243.01 feet to a point on the South right of way line of Avenue Mary Joye (a 34 foot right of way as it now exists per Official Records Book 2386, Page 2483), thence N 89'21'30" E along said South right of way line a distance of 630.00 feet to a point on the Northerly extension of the East line of said Block 4, thence S 02'08'20" E, along the said East line and its Northerly and Southerly extensions thereof, a distance of 243.01 feet to a point on the North right of way line of said Avenue Francis Joseph, Jr., thence S 89'21'30" W along said North right of way line a distance of 630.00 feet to the POINT OF BEGINNING.

BEARINGS ARE BASED ON THE NORTH RIGHT OF WAY LINE OF AVENUE FRANCIS JOSEPH , JR., WHICH BEARS S 89(degree)21'30" W PER PLAT OF BURNS VILLAGE, SECTION ONE, AS RECORDED IN PLAT BOOK 12, PAGE 13, OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA.

The property described in the legal description shown above is the same property that was conveyed to Consolidated Capital Equity Partners L.P., a California limited partnership, by Deed recorded November 19, 1990, in Deed Book 3094, Page 1671.

Legal Description of Regency Property



All that certain real property located in Seminole County, Florida described as follows:

Beginning at the  Northwest  corner of the Northeast 1/4 of the Northeast 1/4 of
Section 20, Township 21 South, Range 30 East; run thence along the Northerly line of said Northeast 1/4 of the Northeast 1/4, South 89 degrees, 53 minutes, 42 seconds East, 203.21 feet to the Southwesterly right-of-way line of State Road 436; thence along said right-of-way line South 47 degrees, 12 minutes, 42 seconds East, 935 feet; thence South 42 degrees,47 minutes, 18 seconds West 1,176.41 feet; thence North 47 degrees, 12 minutes, 42 seconds West, 255.54 feet; thence parallel with West line of said Northwest 1/4 of the Northeast 1/4 North 0 degrees, 13 minutes, 10 seconds West, 1325.45 feet to the North line of said Northwest 1/4 of the Northeast 1/4; thence South 89 degrees, 53 minutes, 42 seconds East, 102.37 feet to the Point of Beginning; all lying and being in Seminole County, Florida.

Contains 902,795 square feet or 20.725 acres, more or less.

The property described in the legal description shown above is the same property that was conveyed to Consolidated Capital Equity Partners L.P., a California Limited Partnership by that certain Deed recorded on November 19, 1990, in Deed Book 2241, Page 0296 and that certain Deed recorded on November 19, 1990, in Deed Book 2241, Page 0338.

EXHIBIT A7

Legal Description of Plantation Property


All that certain real property located in Broward County, Florida described as follows:

A part of the Southeast Quarter (S.E. 1/4) of Section 4, Township 50 South, Range 41 East, also being part of Block 4, Section 4, Township 50 South, Range 41 East of the Subdivision of EVERGLADES PLANTATION CO. SUB., as recorded in Plat Book 2 of Page 7 of the Public Records of Dade County, Florida, more particularly described as follows:

Commence at the Northeast corner of the Southeast Quarter (SE 1/4) of Section 4 Township 50 South, Range 41 East; thence Westerly along the North line of the said Southeast Quarter (SE 1/4) a distance of 51.02 feet to the Point of Beginning; thence continue Westerly along the last described course a distance of 523.83 feet to a point; thence Southerly on an included angle (S.E. Quadrant) of 88(degree) 20'10" a distance of 240 feet to a point; thence Easterly on an included angle (N.E. Quadrant) of 91(degree) 39'50", a distance of 200 feet to a point; thence Southerly on an excluded angle (S.W. Quadrant) of 91(degree) 39'50" a distance of 482.71 feet to a point; thence Westerly on an excluded angle (N.W. Quadrant) of 88(degree) 19'39" a distance of 323.11 feet to a point; thence Southerly on an included angle (S.E. Quadrant) of 83(degree) 13'59" a distance of 644.32 feet to a point; thence Easterly on an included angle (N.E. Quadrant) of 91(degree) 41'01" a distance of 546.81 feet to a point; thence Northerly on an included angle (N.W. Quadrant) of 88(degree) 19'39" a distance of 404.99 feet to a point; thence Easterly on an excluded angle (S.E. Quadrant) of 88(degree) 19'39" a distance of 400.00 feet to a point; thence Northerly on an included angle (N.W. Quadrant) of 88(degree) 19'39" a distance of 962.12 feet to the Point of Beginning. Said lands situate, lying and being in Broward County, Florida.

ALL OF Parcel A, of WINDMILL VILLAGE, according to the Plat thereof, as recorded in Plat Book 80, at page 21, of the Public Records of Broward County, Florida; LESS AND EXCEPT a portion thereof being more particularly described as follows:

Beginning at the N.W. corner of said Parcel "A"; running thence Easterly along the North line of said Parcel "A", a distance of 200.00 feet; thence deflecting 88 degrees 20'10" to the right and running Southerly, a distance of 240 feet; thence deflecting 91 degrees 39'50" to the right and running Westerly along the boundary of said Parcel "A", a distance of 200 feet; thence deflecting 88 degrees 20'10" to the right and running Northerly along the West line of said Parcel "A", a distance of 240 feet to the point of beginning.

The property described in the legal description shown above is the same property that was conveyed to Consolidated Capital Equity Partners L.P., a California limited partnership, by Deed recorded November 19, 1990, in Deed Book 17928, Page 0449.

EXHIBIT A8

Legal Description of Indian Creek Property


All that certain real property located in Johnson County, Kansas described as follows:

Tract A, INDIAN CREEK VILLAGE, a subdivision in the City of Overland Park, Johnson County, Kansas.

Together with a non-exclusive easement for roads and utility facilities as established and defined by the "Cross Easement Agreement" filed March 31, 1978, under Document No. 1158904 in Volume 1319 at Page 356 as affected by the "Partial Release of Easement Rights" filed March 31, 1983, under Document No. 1400507 in Volume 1841 at Page 812, over the following described property: Tract F, Indian Creek Village, Second Plat, a subdivision in the City of Overland Park, Johnson County, Kansas.

EXHIBIT A9

Legal Description of Palm Lake Property



All that certain real property located in Hillsborough County, Florida described as follows:

The Northwest 1/4 of the Northwest 1/4 of the Northwest 1/4 of Section 10, Township 28 South, Range 19 East, Hillsborough County, Florida, LESS the North 50 feet for right-of-way for Fletcher Avenue (State Road #S-582-A) and also LESS a triangular portion deeded to the State of Florida for right-of-way for 50th Street, as recorded in Official Records Book 1133, Page 713, of the Public Records of Hillsborough County, Florida, LESS all road rights-of-way.

The property described in the legal description shown above is the same property that was conveyed to Consolidated Capital Equity Partners L.P., a California limited partnership, by Deed recorded November 19, 1990, in Deed Book 6133, Page 1587.

EXHIBIT B

Assumed Obligations
1. All rights, liabilities and obligations of Obligor arising after the Closing Date in connection with any existing service, maintenance, operating, management, equipment, supply, security, construction, concession or other agreements which relate to the ownership, maintenance, construction or repair or operation of the Deed-in-Lieu Properties.
2. The assumption of that portion of the outstanding indebtedness under the Senior Loans which relates to the Deed-in-Lieu Properties as of the Closing Date.

EXHIBIT C1

Silverado Deed
--------------
(Texas)

SPECIAL WARRANTY DEED

STATE OF TEXAS        ss.
ss.           KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF EL PASOss.

      THAT Consolidated Capital Equity Partners L.P., a California limited partnership ("Grantor") whose mailing address is 2000 South Colorado Boulevard, Tower Two, Suite 2-1000, Denver Colorado 80222, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid in cash to Grantor by the Grantee herein named has GRANTED, BARGAINED, SOLD and CONVEYED, and does hereby GRANT, BARGAIN, SELL AND CONVEY unto CCIP Silverado, L.P., a Delaware limited partnership ("Grantee"), whose mailing address is c/o AIMCO, 2000 South Colorado Boulevard, Tower Two, Suite 2-1000, Denver, Colorado 80222, that certain improved real property situated in the City of El Paso, County of El Paso, Texas, more particularly described on Exhibit "A" attached hereto and made a part hereof for all purposes.

      TOGETHER WITH, all and singular, the rights, benefits, privileges, easements, tenements, hereditaments, appurtenances and interests thereon or in anywise appertaining thereto and with all improvements located thereon (said real property, rights, benefits, privileges, easements, tenements, hereditaments, appurtenances, improvements and interests being hereinafter referred to as the ("Property").

      THIS CONVEYANCE IS MADE SUBJECT TO all easements, covenants, conditions, restrictions, liens, encumbrances and other matters of record, but only to the extent they affect or relate to the Property.

      TO HAVE AND TO HOLD the Property together with all and singular the rights and appurtenances thereto and in anywise belonging unto the said Grantee, its heirs, legal representatives, successors and assigns, forever; and Grantor does hereby bind Grantor, its heirs, legal representatives, successors and assigns, to Warrant and Forever Defend all and singular the Property unto the said Grantee, its heirs, legal representatives, successors and assigns, against every person whomever lawfully claiming or to claim same or any part thereof, by, through or under Grantor, but not otherwise.

      For the same consideration recited above, Grantor does hereby GRANT, BARGAIN, SELL and CONVEY, without warranty, express or implied, all interests, if any, of Grantor in (i) strips and gores, if any, between the Property and abutting properties and (ii) any land lying in or under the bed of any street, alley, road or right-of-way (opened or proposed) abutting or adjacent to the Property.

      Grantee by its acceptance hereof, does hereby assume and agree to pay all ad valorem taxes and special assessments pertaining to the property for calendar year 2002 and subsequent years, there having been a proper proration of ad valorem taxes for the current calendar year between Grantor and Grantee.

      Grantor acknowledges that it is expressly intended and agreed that the lien and security interest granted under that certain Deed of Trust, Assignment of Rents and Security Agreement dated October 4, 1982, and recorded on October 7, 1982, in Volume 1294 at Page 1268, as modified by (a) that certain First Plan Modification to Deed of Trust, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 in Volume 2243 at Page 773, and (b) that certain Second Plan Modification to Deed of Trust, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 in Volume 2243 at Page 790 shall remain, individually and/or collectively, in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

      IN WITNESS WHEREOF, Grantor has executed this Special Warranty Deed on the _____ day of May, 2002.
                                    GRANTOR:

                                    Consolidated Capital Equity Partners L.P., a California limited partnership

                                   By:ConCap Holdings, Inc., a Texas corporation
                                      Its general partner



                                    By:
                                    Name: Harry Alcock
                                    Title:   Executive Vice President

STATE OF __________      ss.
ss.
COUNTY OF                ss.
          ---------------

      This instrument was acknowledged before me on this ______ day of ________, 2002, by ______________________, for ConCap Holdings, Inc., a Texas corporation, general partner of said Consolidated Capital Equity Partners L.P., a California limited partnership.

      Given under my hand and seal of office this _____ day of _____________, 2002.




                                    Notary Public in and for
                                    The State of ___________

My Commission Expires:









ADDRESS FOR TAX NOTICES

CCIP Silverado, L.P.
                           c/o AIMCO
                           2000 So. Colorado Boulevard
                           Tower Two, Suite 2-1000
                           Denver, Colorado  80222

Exhibit "A"

Legal Description

That certain property located in the City of El Paso, County of El Paso, State of Texas, described as follows:

A portion of Lots 5 and 8, Block 1, FARAH SUBDIVISION, an Addition to the City of El Paso, El Paso County, Texas, according to the map thereof on file in Book 29, Page 26, Plat Records, El Paso County, Texas, being more particularly described by metes and bounds as follows:

Commencing at an existing city monument in the center line intersection of Viscount Boulevard and Shaver Drive; Thence with center line of Viscount Boulevard South 70(0)24'52" East a distance of 39.92<180>; Thence, leaving said center line South 19(0)35'08" West a distance of 60.00<180> to a 5/8" rebar with cap set on the South Right-of-way of said Boulevard, and being the POINT OF BEGINNING;

Thence, with said right-of-way South 70(0)24'52" East a distance of 116.12<180> to a 3/8" rebar found at the beginning of a curve to the right;

Thence, with the arc of said curve 690.53<180> having a radius of 763.92<180>, a delta of 51(0)47'30" and a chord bearing South 44(0)31'07" East a distance of 667.26<180> to a 5/8" rebar with cap set;

Thence, with said right-of-way South 18(0)37'22" East a distance of 510.83<180> to a 5/8" rebar with cap set;

Thence,   leaving  said  right-of-way  South  71(0)22'38"  West  a  distance  of
239.94<180> to a 5/8" rebar with cap set;

Thence, North 54(0)07'22" West a distance of 529.00<180>to a 5/8" rebar with cap set;

Thence, North 19(0)35'08" East a distance of 262.80<180> to an inaccessible corner and being the Southwest corner of El Paso Electric Company sub-station site;

Thence, South 70(0)24'52" East a distance of 145.73<180>to a galvanized fence post found;

Thence, South 18(0)37'22" East a distance of 39.99<180> to a 5/8" rebar with cap set in the South boundary line of El Paso Electric Company sub-station site;

Thence, North 71(0)22'38" East a distance of 25.00<180> to a 5/8" rebar with cap set being the Southeast corner of El Paso Electric Company sub-station site;

Thence, North 18(0)37'22" West a distance of 185.00<180> to an inaccessible corner and being the Northeast corner of El Paso Electric sub-station site;

Thence, South 71(0)22'38" West a distance of 25.00<180>to a 5/8" rebar with cap set;

Thence,South 18(0)37'22" East a distance of 17.75<180>to an inaccessible corner;

Thence, North 70(0)24'52" West a distance of 115.76<180> to an inaccessible corner being the Northeast corner of El Paso Electric Company sub-station site;

Thence, South 19(0)35'08" West a distance 49.99<180> to an inaccessible corner being the Southwest corner of El Paso Electric Company sub-station site;

Thence, North 70(0)24'52" West a distance of 287.30<180>to a 5/8" rebar with cap set;

Thence, North 19(0)35'08" East a distance of 380.01<180> to THE POINT OF BEGINNING containing 10,000 acres or 435,600 square feet.

Being the same property conveyed in Quitclaim Deed dated November 15, 1990, from Consolidated Capital Equity Partners, a California General Partnership, to
Consolidated Capital Equity Partners L.P., a California Limited Partnership, recorded on March 5, 1991, in Volume 2278, Page 2265, Real Property Records of El Paso County, Texas.

                                   EXHIBIT C2

                                The Knolls Deed
                                ---------------
                                   (Colorado)

                                 WARRANTY DEED

THIS DEED, made this ___ day of May, 2002, between Consolidated Capital Equity Partners L.P., a limited partnership duly organized and existing under and by virtue of the laws of the State of California, grantor, and CCIP Knolls, L.L.C., a Delaware limited liability company, whose legal address is c/o AIMCO, 2000 South Colorado Boulevard, Tower Two, Suite 2-1000, Denver, Colorado 80222, County of Denver and State of Colorado, grantee:

WITNESSETH, that the grantor for and in consideration of the sum of no dollars ($-0-) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell, convey and confirm, unto the grantee, his heirs and assigns forever, all the real property together with improvements, if any, situate, lying and being in the County of El Paso and State of Colorado described as follows:

PARCEL A: ALL OF BLOCK 1, GATEHOUSE GARDEN, CITY OF COLORADO SPRINGS, EL PASO COUNTY, COLORADO, ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK L-2, AT PAGE 56.

PARCEL B: THAT  PORTION OF THE  SOUTHEAST  QUARTER OF THE  NORTHWEST  QUARTER OF
SECTION 12 IN TOWNSHIP  14 SOUTH,  RANGE 67 WEST OF THE 6TH P.M.,  DESCRIBED  AS
FOLLOWS: BEGINNING AT THE INTERSECTION OF THE WEST LINE OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 12 WITH THE NORTH LINE OF ERVAY STREET IN ADDITION NO. 2 TO THE TOWN OF WEST COLORADO SPRINGS; THENCE NORTH ON THE WEST LINE OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 12 A DISTANCE OF 150 FEET; THENCE EAST 50 FEET; THENCE SOUTH 150 FEET; THENCE WEST 50 FEET TO THE POINT OF BEGINNING, EL PASO COUNTY, COLORADO, EXCEPT THAT PORTION CONVEYED TO EL PASO COUNTY BY DEED RECORDED JANUARY 23, 1963, IN BOOK 1942, AT PAGE 612, EL PASO COUNTY, COLORADO.



TOGETHER with all and singular the hereditaments and appurtenances thereto belonging, or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, claim and demand whatsoever of the grantor, either in law or equity, of, in and to the above-bargained premises, with the hereditaments and appurtenances.

TO HAVE AND TO HOLD the said premises above bargained and described, with the appurtenances, unto the grantee, and its heirs and assigns forever. And the grantor, for itself, and its successors, does covenant, grant, bargain, and agree to and with the grantee, and its heirs and assigns, that at the time of the ensealing and delivery of these presents, it is well seized of the premises above conveyed, has good, sure and, perfect, absolute and indefeasible estate of inheritance, in law, in fee simple, and has good right, full power and lawful authority to grant, bargain, sell and convey the same in manner and form as aforesaid, and that the same are free and clear from all former and other grants, bargains, sales, liens, taxes, assessments, encumbrances and restrictions of whatever kind or nature soever, except all easements, covenants, conditions, restrictions, liens, encumbrances and other matters of record.

The grantor shall and will WARRANT AND FOREVER DEFEND the above-bargained premises in the quiet and peaceable possession of the grantee, and its heirs and assigns, against all and every person or persons lawfully claiming the whole or any part thereof. The singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

      Grantor acknowledges that it is expressly intended and agreed that the lien and security interest granted under that certain Deed of Trust dated May 5, 1982 and recorded on May 13, 1982 in Book 3564 at Page 25, as modified by (a) that certain Amendment of Deed of Trust dated July 12, 1983 and recorded on August 29, 1983 in Book 3773 at Page 492, (b) that certain First Plan Modification to Deed of Trust dated November 15, 1990 and recorded on November 19, 1990 in Book 5791 at Page 348, and (c) that certain Second Plan Modification to Deed of Trust dated November 15, 1990 and recorded on November 19, 1990 in Book 5791 at Page 362 shall remain, individually and/or collectively, in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

IN WITNESS WHEREOF, the grantor has caused its name to be hereunto subscribed by its general partner the day and year first above written.

Attest:


                                    GRANTOR:

                                    Consolidated Capital Equity Partners, L.P., a California limited partnership

                                By: ConCap Holdings, Inc., a Texas corporation Its general partner



                                By:
                                Name: Harry Alcock
                               Title:   Executive Vice President

State of ____________________

County of __________________

The foregoing instrument was acknowledged before me this ___ day of __________, 2002, by _________________________, __________________________________ of ConCap
Holdings, Inc., a Texas corporation, general partner, on behalf of Consolidated Capital Equity Partners, L.P., a California limited partnership.



                                 (Notary Public)

                                   EXHIBIT C3

                                Tates Creek Deed
                                ----------------
                                   (Kentucky)

                             SPECIAL WARRANTY DEED


THIS SPECIAL WARRANTY DEED, made and entered into this ____ day of May, 2002, by and between CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership, having a principal address of 2000 South Colorado Boulevard, Tower Two, Suite 2-1000, Denver, Colorado 80222 ("First Party"), and CCIP TATES CREEK VILLAGE, L.L.C., a Delaware limited liability company, whose address is c/o AIMCO, 2000 South Colorado Boulevard, Tower Two, Suite 2-1000, Denver, Colorado 80222 ("Second Party").

      WITNESSETH:

      That for a valuable consideration paid, Ten Dollars ($10.00), the receipt of which is hereby acknowledged, and in forgiveness of debt as evidenced in that certain Amended and Restated Note dated November 15, 1990, First Party hereby transfers, sells, and conveys unto Second Party, in fee simple with covenant of special warranty, the following described property located in Fayette County, Kentucky, to-wit:

            ALL that tract or parcel of land situated on the westerly side of Tates Creek Pike, on the northerly side of Kirklevington Drive and on the southerly side of New Circle Road S.E. in Lexington, Fayette County, Kentucky, containing 12.00 acres, and being all of Lot 1, Block A of the final record plat of Kirklevington South, as recorded in Plat Cabinent A, Slide 224, in the Fayette County Clerk's Office.

            BEING the same property conveyed to CONSOLIDATED CAPITAL EQUITY PARTNERS L.P., a California Limited Partnership, by CONSOLIDATED CAPITAL EQUITY PARTNERS, a California General Partnership, through Quit Claim Deed dated November 15, 1990, now of record in Deed Book 1567, Page 58, Fayette County Clerk's Office.

      First Party further covenants that it is lawfully seized of the estate hereby conveyed, that it has full right and power to convey same, and that said estate is subject to all easements, covenants, conditions, restrictions, stipulations, liens, encumbrances and other matters of record, and ad valorem taxes for the current year which may be due and payable and all such taxes due thereafter, which Second Party hereby assumes and agrees to pay.

      Grantor acknowledges that it is expressly intended and agreed that the lien and security interest granted under that certain Mortgage, Assignment of Rents and Security Agreement dated March 24, 1982 and recorded in Mortgage Book 1194 at Page 315, as modified by (a) that certain First Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded in Deed Book 1567 at Page 49 and Mortgage Book 1625 at Page 621, and
(b) that certain Second Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded as shown in Deed Book 1567 at Page 78 and Mortgage Book 1625 at Page 626 shall remain, individually and/or collectively, in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

CONSIDERATION CERTIFICATE

      The undersigned, being duly sworn, hereby certifies that the fair cash value of the property described in this Deed is the full consideration paid for the transfer of the property described above.

      IN WITNESS WHEREOF, witness the signatures of First Party and Second Party the day and year first above written.

                                    FIRST PARTY:

                                    CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership

                                    By:   ConCap Holdings, Inc.,
                                    a Texas corporation,
                                          its general partner


                                          By:
                                             ---------------------------------
                                             Name:  Harry Alcock
                                             Its: Executive Vice President

                                    SECOND PARTY:

                                    CCIP TATES CREEK VILLAGE, L.L.C.,
                                    a Delaware limited liability company

                                    By:   Consolidated Capital Institutional
                                          Properties, L.P., a California limited
                                          partnership, its sole member

                                    By:         ConCap Equities, Inc.,
                                                a Delaware corporation,
                                                its general partner


                                    By:
                                    Name: Patrick J. Foye
                                                                             -
                                                   Its: Executive Vice President

STATE OF _________________    )
) ss.
COUNTY OF _______________     )

      The foregoing Special Warranty Deed and Consideration Certificate were acknowledged and sworn to before me ____ day of _____________, 2002, by ____________________, _______________ of CONCAP HOLDINGS, INC., a Texas
corporation, as general partner of CONSOLIDATED CAPITAL EQUITY PARTNERS L.P., a California limited partnership, for and on behalf of the limited partnership, First Party.

My commission expires:                          .
                      --------------------------



[Affix Notary Seal]
                                         ------------------------------------
                                          NOTARY PUBLIC


STATE OF __________           )
) ss.
COUNTY OF _______________     )

      The foregoing Consideration Certificate was acknowledged and sworn to before me this _____ day of __________, 2002, by __________________,
____________________ of CONCAP EQUITIES, INC., a Delaware corporation, as general partner of CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, L.P., a
California limited partnership, as sole member of CCIP TATES CREEK VILLAGE, L.L.C., a Delaware limited liability company, for and on behalf of the limited liability company, Second Party.

      My commission expires:__________________


Affix Notary Seal]
                                          ------------------------------------
                                          NOTARY PUBLIC



THIS INSTRUMENT PREPARED BY:



THURMAN, WHITE & ANDERSON Attorneys at Law 333 West Vine Street, Suite 207 Lexington, KY 40507

EXHIBIT C4

Indian Creek Village Deed
-------------------------
(Kansas)

LIMITED WARRANTY DEED

      NO SALE QUESTIONNAIRE REQUIRED BECAUSE OF EXEMPTION NO. 15.

     THIS INDENTURE, made this _____ day of May, 2002 by and between CONSOLIDATED CAPITAL EQUITY PARTNERS L.P., a California limited partnership ("Grantor") and CCIP INDIAN CREEK VILLAGE, L.L.C., a Delaware limited liability company ("Grantee")

      WITNESSETH, That Grantor, in consideration of the sum of ONE DOLLAR ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does by these presents, Sell and Convey unto Grantee, its successors and assigns, all of Grantor's interest in the lot, tract, or parcel of land, lying, being and situate in the County of Johnson and State of Kansas, as described in Exhibit "A" attached hereto and made a part hereof, subject to easements, reservations, restrictions, encumbrances and taxes, if any.

      TO HAVE AND TO HOLD THE SAME, Together with all and singular the tenements, hereditaments and appurtenances thereto belonging or in any wise appertaining, forever. Grantor, for its successors, executors or administrators, does hereby covenant, promise and agree to and with Grantee that, at the delivery of these presents, said interest in said premises is free, clear, discharged and unencumbered of and from all former and other grants, titles, charges, estates, judgments, taxes, assessments and encumbrances, of whatsoever nature or kind, by, through, or under Grantor except as above stated. Grantor will warrant and forever defend said interest of said premises unto Grantee, its successors and assigns, against Grantor, its successors and assigns, and all and every person or persons whomsoever, lawfully claiming or to claim the same by, through or under Grantor.

      Grantor acknowledges that it is expressly intended and agreed that the lien and security interest granted under that certain Mortgage, Assignment of Rents and Security Agreement dated November 8, 1982 and recorded on November 10, 1982 as shown in Document No. 1383268 in Volume 1800 at Page 139, as modified by
(a) that certain First Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in Document No. 1986905 in Volume 3266 at Page 966, and (b) that certain Second Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in Document No. 1986908 in Volume 3267 at Page 9 shall remain, individually and/or collectively, in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.



      IN WITNESS WHEREOF, Grantor has hereunto set its hand the day and year first above written.

                                    CONSOLIDATED CAPITAL EQUITY PARTNERS L.P., a California limited partnership

                                    By:   ConCap Holdings, Inc.,
                                          a Texas corporation,
                                          its general partner


                                          By:
                                             --------------------------------
                                             Name: Harry Alcock
                                             Its: Executive Vice President

STATE OF                      )
         ---------------
                              )
COUNTY OF                     )
          --------------


BE IT REMEMBERED, That on this ____ day of ______________, A.D., 2002, before me, appeared ___________________________________________, to me personally known, who being by me duly sworn, did say that he/she is the _________________________________ of CONCAP HOLDINGS, INC., a Texas corporation, the general partner of CONSOLIDATED CAPITAL EQUITY PARTNERS L.P., a California limited partnership, and that said instrument was signed on behalf of said limited partnership, and said _____________________ acknowledged said instrument to be the free act and deed of said limited partnership.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal at my office the day and year last above written.





-----------------------------------
                                  Notary Public

My Commission Expires:

Exhibit "A"

Legal Description

      Tract A, INDIAN CREEK VILLAGE, a subdivision in the City of Overland Park, Johnson County, Kansas.

      Together with a non-exclusive easement for roads and utility facilities as established and defined by the "Cross Easement Agreement" filed March 31, 1978, under Document No. 1158904 in Volume 1319 at Page 356 as affected by the "Partial Release of Easement Rights" filed March 31, 1983, under
      Document No. 1400507 in Volume 1841 at Page 812, over the following described property: Tract F, Indian Creek Village, Second Plat, a subdivision in the City of Overland Park, Johnson County, Kansas.

EXHIBIT D1

BILL OF SALE
------------
(Silverado)



      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership ("Transferor"), hereby transfers, conveys and assigns to CCIP Silverado, L.P., a Delaware limited partnership ("Transferee"), its successors and assigns forever, without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), any and all machinery, equipment, fixtures and any and all other personal property of every kind and description owned by Transferor and located on or used in connection with the real property described below, including but not limited to the personal property listed on any schedule which may be attached hereto (collectively, the "Transferred Property"):

                  SEE LEGAL DESCRIPTION ATTACHED HERETO AND
                  MADE A PART HEREOF AS EXHIBIT "A"
                                        -----------

      Capitalized terms used in this Bill of Sale or any exhibit annexed hereto shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith between Transferor as Obligor, and Consolidated Capital Institutional Properties, a California limited partnership, as Purchaser.

      Transferor represents and warrants to Transferee that Transferor has full power, authority and right to execute and deliver this Bill of Sale.

      This Bill of Sale is an absolute transfer of Transferor's title to the Transferred Property in effect as well as in form and is not intended as a security instrument of any kind.

      This Bill of Sale may be relied upon as conclusive proof that each and all of the Transferred Property have been transferred to Transferee.

      Transferor covenants and agrees with Transferee to hereafter furnish to Transferee such further conveyance documents and consents as Transferee may reasonably require in furtherance of this Bill of Sale or to carry out the intent hereof.

      Transferor acknowledges that it is expressly intended and agreed that the liens and security interests granted under the Trust Deeds (as defined in the Conveyance Agreement) shall remain, individually and/or collectively, in full force and effect and such liens and security interests thereunder shall not merge with the interest acquired hereunder, but shall remain separate and distinct and continuing liens and security interests as therein provided.

      [SIGNATURE ON NEXT PAGE]

Dated: May __, 2002                      Consolidated Capital Equity Partners,
                                         L.P., a California limited partnership

                                         By:   ConCap Holdings, Inc., a Texas
                                               corporation, its general partner



                                               By:
                                                   Harry Alcock
                                                Its: Executive Vice President

Exhibit "A" to EXHIBIT D1

Silverado Legal Description


That certain property located in the City of El Paso, County of El Paso, State of Texas, described as follows:

A portion of Lots 5 and 8, Block 1, FARAH SUBDIVISION, an Addition to the City of El Paso, El Paso County, Texas, according to the map thereof on file in Book 29, Page 26, Plat Records, El Paso County, Texas, being more particularly described by metes and bounds as follows:

Commencing at an existing city monument in the center line intersection of Viscount Boulevard and Shaver Drive; Thence with center line of Viscount Boulevard South 70(0)24'52" East a distance of 39.92<180>; Thence, leaving said center line South 19(0)35'08" West a distance of 60.00<180> to a 5/8" rebar with cap set on the South Right-of-way of said Boulevard, and being the POINT OF BEGINNING;

Thence, with said right-of-way South 70(0)24'52" East a distance of 116.12<180> to a 3/8" rebar found at the beginning of a curve to the right;

Thence, with the arc of said curve 690.53<180> having a radius of 763.92<180>, a delta of 51(0)47'30" and a chord bearing South 44(0)31'07" East a distance of 667.26<180> to a 5/8" rebar with cap set;

Thence, with said right-of-way South 18(0)37'22" East a distance of 510.83<180> to a 5/8" rebar with cap set;

Thence,   leaving  said  right-of-way  South  71(0)22'38"  West  a  distance  of
239.94<180> to a 5/8" rebar with cap set;

Thence, North 54(0)07'22" West a distance of 529.00<180>to a 5/8" rebar with cap set;

Thence, North 19(0)35'08" East a distance of 262.80<180> to an inaccessible corner and being the Southwest corner of El Paso Electric Company sub-station site;

Thence, South 70(0)24'52" East a distance of 145.73<180>to a galvanized fence post found;

Thence, South 18(0)37'22" East a distance of 39.99<180> to a 5/8" rebar with cap set in the South boundary line of El Paso Electric Company sub-station site;

Thence, North 71(0)22'38" East a distance of 25.00<180> to a 5/8" rebar with cap set being the Southeast corner of El Paso Electric Company sub-station site;

Thence, North 18(0)37'22" West a distance of 185.00<180> to an inaccessible corner and being the Northeast corner of El Paso Electric sub-station site;

Thence, South 71(0)22'38" West a distance of 25.00<180>to a 5/8" rebar with cap set;

Thence,South 18(0)37'22" East a distance of 17.75<180>to an inaccessible corner;

Thence, North 70(0)24'52" West a distance of 115.76<180> to an inaccessible corner being the Northeast corner of El Paso Electric Company sub-station site;

Thence, South 19(0)35'08" West a distance 49.99<180> to an inaccessible corner being the Southwest corner of El Paso Electric Company sub-station site;

Thence, North 70(0)24'52" West a distance of 287.30<180>to a 5/8" rebar with cap set;

Thence, North 19(0)35'08" East a distance of 380.01<180> to THE POINT OF BEGINNING containing 10,000 acres or 435,600 square feet.

Being the same property conveyed in Quitclaim Deed dated November 15, 1990, from Consolidated Capital Equity Partners, a California General Partnership, to
Consolidated Capital Equity Partners L.P., a California Limited Partnership, recorded on March 5, 1991, in Volume 2278, Page 2265, Real Property Records of El Paso County, Texas.

                                   EXHIBIT D2

                                  BILL OF SALE
                                  ------------
                                  (The Knolls)



      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership ("Transferor"), hereby transfers, conveys and assigns to CCIP Knolls, L.L.C., a Delaware limited liability company ("Transferee"), its successors and assigns forever, without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), any and all machinery, equipment, fixtures and any and all other personal property of every kind and description owned by Transferor and located on or used in connection with the real property described below, including but not limited to the personal property listed on any schedule which may be attached hereto (collectively, the "Transferred Property"):

                  SEE LEGAL DESCRIPTION ATTACHED HERETO AND
                  MADE A PART HEREOF AS EXHIBIT "A"
                                        -----------

      Capitalized terms used in this Bill of Sale or any exhibit annexed hereto shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith between Transferor as Obligor, and Consolidated Capital Institutional Properties, a California limited partnership, as Purchaser.

      Transferor represents and warrants to Transferee that Transferor has full power, authority and right to execute and deliver this Bill of Sale.

      This Bill of Sale is an absolute transfer of Transferor's title to the Transferred Property in effect as well as in form and is not intended as a security instrument of any kind.

      This Bill of Sale may be relied upon as conclusive proof that each and all of the Transferred Property have been transferred to Transferee.

      Transferor covenants and agrees with Transferee to hereafter furnish to Transferee such further conveyance documents and consents as Transferee may reasonably require in furtherance of this Bill of Sale or to carry out the intent hereof.

      Transferor acknowledges that it is expressly intended and agreed that the liens and security interests granted under the Trust Deeds (as defined in the Conveyance Agreement) shall remain, individually and/or collectively, in full force and effect and such liens and security interests thereunder shall not merge with the interest acquired hereunder, but shall remain separate and distinct and continuing liens and security interests as therein provided.

      [SIGNATURE ON NEXT PAGE]

Dated:  May __, 2002                     Consolidated Capital Equity Partners,
                                         L.P., a California limited partnership

                                         By:   ConCap Holdings, Inc., a Texas
                                               corporation, its general partner



                                               By:
                                                  Harry Alcock
                                                  Its: Executive Vice President

Exhibit "A" to EXHIBIT D2

The Knolls Legal Description

All that certain real property located in El Paso County, Colorado, and described as follows:

PARCEL A: ALL OF BLOCK 1, GATEHOUSE GARDEN, CITY OF COLORADO SPRINGS, EL PASO COUNTY, COLORADO, ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK L-2, AT PAGE 56.

PARCEL B: THAT  PORTION OF THE  SOUTHEAST  QUARTER OF THE  NORTHWEST  QUARTER OF
SECTION 12 IN TOWNSHIP  14 SOUTH,  RANGE 67 WEST OF THE 6TH P.M.,  DESCRIBED  AS
FOLLOWS: BEGINNING AT THE INTERSECTION OF THE WEST LINE OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 12 WITH THE NORTH LINE OF ERVAY STREET IN ADDITION NO. 2 TO THE TOWN OF WEST COLORADO SPRINGS; THENCE NORTH ON THE WEST LINE OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 12 A DISTANCE OF 150 FEET; THENCE EAST 50 FEET; THENCE SOUTH 150 FEET; THENCE WEST 50 FEET TO THE POINT OF BEGINNING, EL PASO COUNTY, COLORADO, EXCEPT THAT PORTION CONVEYED TO EL PASO COUNTY BY DEED RECORDED JANUARY 23, 1963, IN BOOK 1942, AT PAGE 612, EL PASO COUNTY, COLORADO.

                                   EXHIBIT D3

                                  BILL OF SALE
                                  ------------
                                 (Tates Creek)



      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership ("Transferor"), hereby transfers, conveys and assigns to CCIP Tates Creek Village, L.L.C., a Delaware limited liability company ("Transferee"), its successors and assigns forever, without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), any and all machinery, equipment, fixtures and any and all other personal property of every kind and description owned by Transferor and located on or used in connection with the real property described below, including but not limited to the personal property listed on any schedule which may be attached hereto (collectively, the "Transferred Property"):

                  SEE LEGAL DESCRIPTION ATTACHED HERETO AND
                  MADE A PART HEREOF AS EXHIBIT "A"
                                        -----------

      Capitalized terms used in this Bill of Sale or any exhibit annexed hereto shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith between Transferor as Obligor, and Consolidated Capital Institutional Properties, a California limited partnership, as Purchaser.

      Transferor represents and warrants to Transferee that Transferor has full power, authority and right to execute and deliver this Bill of Sale.

      This Bill of Sale is an absolute transfer of Transferor's title to the Transferred Property in effect as well as in form and is not intended as a security instrument of any kind.

      This Bill of Sale may be relied upon as conclusive proof that each and all of the Transferred Property have been transferred to Transferee.

      Transferor covenants and agrees with Transferee to hereafter furnish to Transferee such further conveyance documents and consents as Transferee may reasonably require in furtherance of this Bill of Sale or to carry out the intent hereof.

      Transferor acknowledges that it is expressly intended and agreed that the liens and security interests granted under the Trust Deeds (as defined in the Conveyance Agreement) shall remain, individually and/or collectively, in full force and effect and such liens and security interests thereunder shall not merge with the interest acquired hereunder, but shall remain separate and distinct and continuing liens and security interests as therein provided.

      [SIGNATURE ON NEXT PAGE]

Dated:  May __, 2002                     Consolidated Capital Equity Partners,
                                         L.P., a California limited partnership

                                         By:   ConCap Holdings, Inc., a Texas
                                               corporation, its general partner



                                               By:
                                                  Harry Alcock
                                                  Its: Executive Vice President

Exhibit "A" to EXHIBIT D3

Legal Description of Tates Creek Property



All that certain real property located in Fayette County, Kentucky, and described as follows:

ALL that tract or parcel of land situated on the westerly side of Tates Creek Pike, on the northerly side of Kirklevington Drive and on the southerly side of New Circle Road S.E. in Lexington, Fayette County, Kentucky, containing 12.00 acres, and being all of Lot 1, Block A of the final record plat of Kirklevington South, as recorded in Plat Cabinent A, Slide 224, in the Fayette County Clerk's Office.

BEING the same property conveyed to CONSOLIDATED CAPITAL EQUITY PARTNERS L.P., a California Limited Partnership, by CONSOLIDATED CAPITAL EQUITY PARTNERS, a California General Partnership, through Quit Claim Deed dated November 15, 1990, now of record in Deed Book 1567, Page 58, Fayette County Clerk's Office.

                                   EXHIBIT D4

                                  BILL OF SALE
                                  ------------
                                 (Indian Creek)



      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership ("Transferor"), hereby transfers, conveys and assigns to CCIP Indian Creek Village, L.L.C., a Delaware limited liability company ("Transferee"), its successors and assigns forever, without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), any and all machinery, equipment, fixtures and any and all other personal property of every kind and description owned by Transferor and located on or used in connection with the real property described below, including but not limited to the personal property listed on any schedule which may be attached hereto (collectively, the "Transferred Property"):

                  SEE LEGAL DESCRIPTION ATTACHED HERETO AND
                  MADE A PART HEREOF AS EXHIBIT "A"
                                        -----------

      Capitalized terms used in this Bill of Sale or any exhibit annexed hereto shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith between Transferor as Obligor, and Consolidated Capital Institutional Properties, a California limited partnership, as Purchaser.

      Transferor represents and warrants to Transferee that Transferor has full power, authority and right to execute and deliver this Bill of Sale.

      This Bill of Sale is an absolute transfer of Transferor's title to the Transferred Property in effect as well as in form and is not intended as a security instrument of any kind.

      This Bill of Sale may be relied upon as conclusive proof that each and all of the Transferred Property have been transferred to Transferee.

      Transferor covenants and agrees with Transferee to hereafter furnish to Transferee such further conveyance documents and consents as Transferee may reasonably require in furtherance of this Bill of Sale or to carry out the intent hereof.

      Transferor acknowledges that it is expressly intended and agreed that the liens and security interests granted under the Trust Deeds (as defined in the Conveyance Agreement) shall remain, individually and/or collectively, in full force and effect and such liens and security interests thereunder shall not merge with the interest acquired hereunder, but shall remain separate and distinct and continuing liens and security interests as therein provided.

      [SIGNATURE ON NEXT PAGE]

Dated:  ______________, 2002             Consolidated Capital Equity Partners,
                                         L.P., a California limited partnership

                                         By:   ConCap Holdings, Inc., a Texas
                                               corporation, its general partner



                                               By:
                                                  Harry Alcock
                                                  Its: Executive Vice President

Exhibit "A" to EXHIBIT D4

Legal Description of Indian Creek Property


All that certain real property located in Johnson County, Kansas described as follows:

Tract A, INDIAN CREEK VILLAGE, a subdivision in the City of Overland Park, Johnson County, Kansas.

Together with a non-exclusive easement for roads and utility facilities as established and defined by the "Cross Easement Agreement" filed March 31, 1978, under Document No. 1158904 in Volume 1319 at Page 356 as affected by the "Partial Release of Easement Rights" filed March 31, 1983, under Document No. 1400507 in Volume 1841 at Page 812, over the following described property: Tract F, Indian Creek Village, Second Plat, a subdivision in the City of Overland Park, Johnson County, Kansas.

                                   EXHIBIT E1

                                   ASSIGNMENT
                                   ----------
                                  (Silverado)


FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership ("Assignor"), does hereby assign, transfer and set over unto CCIP Silverado, L.P., a Delaware limited partnership ("Assignee"), without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), all of Assignor's right, title and interest in and to the property described in Exhibit "A" attached hereto (the "Assigned Property") to the extent it relates to any and all of the real property (the "Project") described in Exhibit "B" attached hereto.

Assignee hereby accepts such assignment and assumes all obligations of Assignor and the performance of all of the terms, covenants and conditions imposed upon Assignor under the Assigned Property accruing or arising from and after the Closing Date.

Capitalized terms used in this Assignment or the exhibits attached hereto shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith, between Assignor as Obligor, and Consolidated Capital Institutional, a California limited partnership ("CCIP"), as Purchaser.

Assignor represents and warrants to Assignee that Assignor has full power, authority and right to execute and deliver this Assignment.

This Assignment is an absolute assignment of Assignor's title to the Assigned Property in effect as well as in form and is not intended as a security instrument of any kind.

Assignee does not assume, and nothing in this Assignment shall be construed as an assumption of, any liabilities or obligations of Assignor under the Assigned Property arising or accruing prior to the date of Recordation, unless expressly assumed in writing by Assignee.

This Assignment may be relied upon as conclusive proof that each and all of the Assigned Property have been transferred to Assignee.

Assignor covenants and agrees with Assignee to hereafter furnish to Assignee such further assignments and consents as Assignee may reasonably require in furtherance of this Assignment or to carry out the intent thereof.

Assignor acknowledges that it is expressly intended and agreed that the lien and security interest granted under that the Silverado Trust Deed (as defined in the Conveyance Agreement) shall remain in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

This Assignment shall be binding on Assignor, Assignee and their respective legal representatives, successors and assigns.

In the event any action or suit is brought by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of such other party arising out of this Assignment, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Assignment has been executed as of May __, 2002.


"Assignee"                               "Assignor"

CCIP Silverado, L.P.,                    Consolidated Capital Equity Partners,
a Delaware limited partnership           L.P., a California limited partnership

By:  CCIP Silverado, L.L.C., a Delaware  By:   ConCap Holdings, Inc., a Texas
     limited liability company, its            corporation, its general partner
     general partner

     By:  Consolidated Capital                 By:
         Institutional Properties, a               Harry Alcock
         California limited                     Its: Executive Vice President
         partnership, its sole member

         By:  ConCap Equities, Inc., a
            Delaware corporation, its
            general partner


            By:
               Patrick J. Foye
               Its: Executive Vice President

Exhibit "A" to EXHIBIT E1

Assigned Property



      The Assigned Property includes each and all of the property described below to the extent they relate to the Project described in the foregoing
Assignment:

            (a) All contracts, agreements, leases, lease files and personal property leases to which Assignor is a party pertaining to the Project, the Improvements thereon or the Personal Property, but excluding any contracts or agreements disapproved by Assignee pursuant to the Conveyance Agreement, together with all deposits or prepayments presently held by Assignor, or Assignor's agents or under Assignor's reasonable control, on Assignor's behalf including, without limitation, any utility deposits.

            (b) Any applications, filings and amendments made by Assignor with respect to the Projects, the Improvements thereon or the Personal Property.

            (c) All claims and causes of action of Assignor against anyone (including any architects or engineers), now existing or hereafter arising with respect to the Project, the Improvements thereon or the Personal Property.

            (d) All warranties and guaranties, if any, relating to the Project, the Improvements, equipment (together with operating manuals and instructions pertaining thereto) and fixtures located thereon, or any of the Personal Property, to the extent any such warranties and guaranties are assignable and are in effect and inure to the benefit of Assignor, its successors and assigns.

            (e) All claims for losses under all insurance policies owned by Assignor relating to the Project, the Improvements thereon or any of the Personal Property, and Assignor agrees to cooperate and give such notices to the insurers as may be required to effect such assignment and prosecute such claims.

            (f) All permits and approvals,  including,  without limitation,  any buildings, grading or other permits and approvals, conditional use permits, variances, and all other permits, approvals, authorizations, rights and entitlements issued or granted with respect to the Project by any governmental authority in connection with the Project, certificates of occupancy, licenses, plans (including as-built), maps, reports, specifications, surveys, drawings, insurance policies and similar items relating to the Project, the Improvements thereon or the Personal Property.

            (g) Except to the extent assigned pursuant to the Assignment of Leases, all presently held rents, income, security deposits, operating accounts, prepayments, deposits and credits relating to the Project, the Improvements thereon or the Personal Property, as set forth in the Conveyance Agreement.

            (h) All proceeds or rights to proceeds in any threatened or pending condemnation or proceedings in lieu thereof relating to the Project, any Improvements thereon or the Personal Property.

            (i)   All keys to the Project.

            (j) All logos, designs, trade names, trademarks, service marks, copyrights, and other intellectual property owned and used by Assignor in connection with the ownership or operation of the Project and all goodwill associated with the ownership or operation of the Project, if any.

            (k) All rights as Declarant under any recorded covenants, conditions and restrictions.

Exhibit "B" to EXHIBIT E1

Silverado Legal Description


That certain property located in the City of El Paso, County of El Paso, State of Texas, described as follows:

A portion of Lots 5 and 8, Block 1, FARAH SUBDIVISION, an Addition to the City of El Paso, El Paso County, Texas, according to the map thereof on file in Book 29, Page 26, Plat Records, El Paso County, Texas, being more particularly described by metes and bounds as follows:

Commencing at an existing city monument in the center line intersection of Viscount Boulevard and Shaver Drive; Thence with center line of Viscount Boulevard South 70(0)24'52" East a distance of 39.92<180>; Thence, leaving said center line South 19(0)35'08" West a distance of 60.00<180> to a 5/8" rebar with cap set on the South Right-of-way of said Boulevard, and being the POINT OF BEGINNING;

Thence, with said right-of-way South 70(0)24'52" East a distance of 116.12<180> to a 3/8" rebar found at the beginning of a curve to the right;

Thence, with the arc of said curve 690.53<180> having a radius of 763.92<180>, a delta of 51(0)47'30" and a chord bearing South 44(0)31'07" East a distance of 667.26<180> to a 5/8" rebar with cap set;

Thence, with said right-of-way South 18(0)37'22" East a distance of 510.83<180> to a 5/8" rebar with cap set;

Thence,   leaving  said  right-of-way  South  71(0)22'38"  West  a  distance  of
239.94<180> to a 5/8" rebar with cap set;

Thence, North 54(0)07'22" West a distance of 529.00<180>to a 5/8" rebar with cap set;

Thence, North 19(0)35'08" East a distance of 262.80<180> to an inaccessible corner and being the Southwest corner of El Paso Electric Company sub-station site;

Thence, South 70(0)24'52" East a distance of 145.73<180>to a galvanized fence post found;

Thence, South 18(0)37'22" East a distance of 39.99<180> to a 5/8" rebar with cap set in the South boundary line of El Paso Electric Company sub-station site;

Thence, North 71(0)22'38" East a distance of 25.00<180> to a 5/8" rebar with cap set being the Southeast corner of El Paso Electric Company sub-station site;

Thence, North 18(0)37'22" West a distance of 185.00<180> to an inaccessible corner and being the Northeast corner of El Paso Electric sub-station site;

Thence, South 71(0)22'38" West a distance of 25.00<180>to a 5/8" rebar with cap set;

Thence,South 18(0)37'22" East a distance of 17.75<180>to an inaccessible corner;

Thence, North 70(0)24'52" West a distance of 115.76<180> to an inaccessible corner being the Northeast corner of El Paso Electric Company sub-station site;

Thence, South 19(0)35'08" West a distance 49.99<180> to an inaccessible corner being the Southwest corner of El Paso Electric Company sub-station site;

Thence, North 70(0)24'52" West a distance of 287.30<180>to a 5/8" rebar with cap set;

Thence, North 19(0)35'08" East a distance of 380.01<180> to THE POINT OF BEGINNING containing 10,000 acres or 435,600 square feet.

Being the same property conveyed in Quitclaim Deed dated November 15, 1990, from Consolidated Capital Equity Partners, a California General Partnership, to
Consolidated Capital Equity Partners L.P., a California Limited Partnership, recorded on March 5, 1991, in Volume 2278, Page 2265, Real Property Records of El Paso County, Texas.

                                   EXHIBIT E2

                                   ASSIGNMENT
                                   ----------
                                  (The Knolls)


FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership ("Assignor"), does hereby assign, transfer and set over unto CCIP Knolls, L.L.C., a Delaware limited liability company ("Assignee"), without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), all of Assignor's right, title and interest in and to the property described in Exhibit "A" attached hereto (the "Assigned Property") to the extent it relates to any and all of the real property (the "Project") described in Exhibit "B" attached hereto.

Assignee hereby accepts such assignment and assumes all obligations of Assignor and the performance of all of the terms, covenants and conditions imposed upon Assignor under the Assigned Property accruing or arising from and after the Closing Date.

Capitalized terms used in this Assignment or the exhibits attached hereto shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith, between Assignor as Obligor, and Consolidated Capital Institutional, a California limited partnership ("CCIP"), as Purchaser.

Assignor represents and warrants to Assignee that Assignor has full power, authority and right to execute and deliver this Assignment.

This Assignment is an absolute assignment of Assignor's title to the Assigned Property in effect as well as in form and is not intended as a security instrument of any kind.

Assignee does not assume, and nothing in this Assignment shall be construed as an assumption of, any liabilities or obligations of Assignor under the Assigned Property arising or accruing prior to the date of Recordation, unless expressly assumed in writing by Assignee.

This Assignment may be relied upon as conclusive proof that each and all of the Assigned Property have been transferred to Assignee.

Assignor covenants and agrees with Assignee to hereafter furnish to Assignee such further assignments and consents as Assignee may reasonably require in furtherance of this Assignment or to carry out the intent thereof.

Assignor acknowledges that it is expressly intended and agreed that the lien and security interest granted under the Knolls Trust Deed (as defined in the Conveyance Agreement) shall remain in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

This Assignment shall be binding on Assignor, Assignee and their respective legal representatives, successors and assigns.

In the event any action or suit is brought by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of such other party arising out of this Assignment, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Assignment has been executed as of May __, 2002.


"Assignee"                               "Assignor"
CCIP Knolls, L.L.C.,                     Consolidated Capital Equity Partners,
a Delaware limited liability company     L.P., a California limited partnership

By:  Consolidated Capital Institutional  By:   ConCap Holdings, Inc., a Texas
    Properties, a California limited           corporation, its general partner
    partnership, its sole member

     By:  ConCap Equities, Inc., a
          Delaware corporation, its            By:
          general partner                         Harry Alcock
                                               Its: Executive Vice President



         By:  _______________________
              Patrick J. Foye
        Its: Executive Vice President

Exhibit "A" to EXHIBIT E2

Assigned Property



      The Assigned Property includes each and all of the property described below to the extent they relate to the Project described in the foregoing
Assignment:

            (a) All contracts, agreements, leases, lease files and personal property leases to which Assignor is a party pertaining to the Project, the Improvements thereon or the Personal Property, but excluding any contracts or agreements disapproved by Assignee pursuant to the Conveyance Agreement, together with all deposits or prepayments presently held by Assignor, or Assignor's agents or under Assignor's reasonable control, on Assignor's behalf including, without limitation, any utility deposits.

            (b) Any applications, filings and amendments made by Assignor with respect to the Project, the Improvements thereon or the Personal Property.

            (c) All claims and causes of action of Assignor against anyone (including any architects or engineers), now existing or hereafter arising with respect to the Project, the Improvements thereon or the Personal Property.

            (d) All warranties and guaranties, if any, relating to the Project, the Improvements, equipment (together with operating manuals and instructions pertaining thereto) and fixtures located thereon, or any of the Personal Property, to the extent any such warranties and guaranties are assignable and are in effect and inure to the benefit of Assignor, its successors and assigns.

            (e) All claims for losses under all insurance policies owned by Assignor relating to the Project, the Improvements thereon or any of the Personal Property, and Assignor agrees to cooperate and give such notices to the insurers as may be required to effect such assignment and prosecute such claims.

            (f) All permits and approvals,  including,  without limitation,  any buildings, grading or other permits and approvals, conditional use permits, variances, and all other permits, approvals, authorizations, rights and entitlements issued or granted with respect to the Project by any governmental authority in connection with the Project, certificates of occupancy, licenses, plans (including as-built), maps, reports, specifications, surveys, drawings, insurance policies and similar items relating to the Project, the Improvements thereon or the Personal Property.

            (g) Except to the extent assigned pursuant to the Assignment of Leases, all presently held rents, income, security deposits, operating accounts, prepayments, deposits and credits relating to the Project, the Improvements thereon or the Personal Property, as set forth in the Conveyance Agreement.

            (h) All proceeds or rights to proceeds in any threatened or pending condemnation or proceedings in lieu thereof relating to the Project, any Improvements thereon or the Personal Property.

            (i)   All keys to the Project.

            (j) All logos, designs, trade names, trademarks, service marks, copyrights, and other intellectual property owned and used by Assignor in connection with the ownership or operation of the Project and all goodwill associated with the ownership or operation of the Project, if any.

            (k) All rights as Declarant under any recorded covenants, conditions and restrictions.

Exhibit "B" to EXHIBIT E2

The Knolls Legal Description

All that certain real property located in El Paso County, Colorado, and described as follows:

PARCEL A: ALL OF BLOCK 1, GATEHOUSE GARDEN, CITY OF COLORADO SPRINGS, EL PASO COUNTY, COLORADO, ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK L-2, AT PAGE 56.

PARCEL B: THAT  PORTION OF THE  SOUTHEAST  QUARTER OF THE  NORTHWEST  QUARTER OF
SECTION 12 IN TOWNSHIP  14 SOUTH,  RANGE 67 WEST OF THE 6TH P.M.,  DESCRIBED  AS
FOLLOWS: BEGINNING AT THE INTERSECTION OF THE WEST LINE OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 12 WITH THE NORTH LINE OF ERVAY STREET IN ADDITION NO. 2 TO THE TOWN OF WEST COLORADO SPRINGS; THENCE NORTH ON THE WEST LINE OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 12 A DISTANCE OF 150 FEET; THENCE EAST 50 FEET; THENCE SOUTH 150 FEET; THENCE WEST 50 FEET TO THE POINT OF BEGINNING, EL PASO COUNTY, COLORADO, EXCEPT THAT PORTION CONVEYED TO EL PASO COUNTY BY DEED RECORDED JANUARY 23, 1963, IN BOOK 1942, AT PAGE 612, EL PASO COUNTY, COLORADO.

                                   EXHIBIT E3

                                   ASSIGNMENT
                                   ----------
                                 (Tates Creek)


FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership ("Assignor"), does hereby assign, transfer and set over unto CCIP Tates Creek Village, L.L.C., a Delaware limited liability company ("Assignee"), without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), all of Assignor's right, title and interest in and to the property described in Exhibit "A" attached hereto (the "Assigned Property") to the extent it relates to any and all of the real property (the "Project") described in Exhibit "B" attached hereto.

Assignee hereby accepts such assignment and assumes all obligations of Assignor and the performance of all of the terms, covenants and conditions imposed upon Assignor under the Assigned Property accruing or arising from and after the Closing Date.

Capitalized terms used in this Assignment or the exhibits attached hereto shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith, between Assignor as Obligor, and Consolidated Capital Institutional, a California limited partnership ("CCIP"), as Purchaser.

Assignor represents and warrants to Assignee that Assignor has full power, authority and right to execute and deliver this Assignment.

This Assignment is an absolute assignment of Assignor's title to the Assigned Property in effect as well as in form and is not intended as a security instrument of any kind.

Assignee does not assume, and nothing in this Assignment shall be construed as an assumption of, any liabilities or obligations of Assignor under the Assigned Property arising or accruing prior to the date of Recordation, unless expressly assumed in writing by Assignee.

This Assignment may be relied upon as conclusive proof that each and all of the Assigned Property have been transferred to Assignee.

Assignor covenants and agrees with Assignee to hereafter furnish to Assignee such further assignments and consents as Assignee may reasonably require in furtherance of this Assignment or to carry out the intent thereof.

Assignor acknowledges that it is expressly intended and agreed that the lien and security interest granted under the Tates Creek Trust Deed (as defined in the Conveyance Agreement) shall remain in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

This Assignment shall be binding on Assignor, Assignee and their respective legal representatives, successors and assigns.

In the event any action or suit is brought by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of such other party arising out of this Assignment, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Assignment has been executed as of May __, 2002.


"Assignee"                               "Assignor"
CCIP Tates Creek Village, L.L.C.,        Consolidated Capital Equity Partners,
a Delaware limited liability company     L.P., a California limited partnership

By:  Consolidated Capital Institutional  By:   ConCap Holdings, Inc., a Texas
    Properties, a California limited           corporation, its general partner
    partnership, its sole member

     By:  ConCap Equities, Inc., a
         Delaware corporation, its             By:
         general partner                           Harry Alcock
                                                Its: Executive Vice President


         By:
              Patrick J. Foye
        Its: Executive Vice President

Exhibit "A" to EXHIBIT E3

Assigned Property



      The Assigned Property includes each and all of the property described below to the extent they relate to the Project described in the foregoing
Assignment:

            (a) All contracts, agreements, leases, lease files and personal property leases to which Assignor is a party pertaining to the Project, the Improvements thereon or the Personal Property, but excluding any contracts or agreements disapproved by Assignee pursuant to the Conveyance Agreement, together with all deposits or prepayments presently held by Assignor, or Assignor's agents or under Assignor's reasonable control, on Assignor's behalf including, without limitation, any utility deposits.

            (b) Any applications, filings and amendments made by Assignor with respect to the Project, the Improvements thereon or the Personal Property.

            (c) All claims and causes of action of Assignor against anyone (including any architects or engineers), now existing or hereafter arising with respect to the Project, the Improvements thereon or the Personal Property.

            (d) All warranties and guaranties, if any, relating to the Project, the Improvements, equipment (together with operating manuals and instructions pertaining thereto) and fixtures located thereon, or any of the Personal Property, to the extent any such warranties and guaranties are assignable and are in effect and inure to the benefit of Assignor, its successors and assigns.

            (e) All claims for losses under all insurance policies owned by Assignor relating to the Project, the Improvements thereon or any of the Personal Property, and Assignor agrees to cooperate and give such notices to the insurers as may be required to effect such assignment and prosecute such claims.

            (f) All permits and approvals,  including,  without limitation,  any buildings, grading or other permits and approvals, conditional use permits, variances, and all other permits, approvals, authorizations, rights and entitlements issued or granted with respect to the Project by any governmental authority in connection with the Project, certificates of occupancy, licenses, plans (including as-built), maps, reports, specifications, surveys, drawings, insurance policies and similar items relating to the Project, the Improvements thereon or the Personal Property.

            (g) Except to the extent assigned pursuant to the Assignment of Leases, all presently held rents, income, security deposits, operating accounts, prepayments, deposits and credits relating to the Project, the Improvements thereon or the Personal Property, as set forth in the Conveyance Agreement.

            (h) All proceeds or rights to proceeds in any threatened or pending condemnation or proceedings in lieu thereof relating to the Project, any Improvements thereon or the Personal Property.

            (i)   All keys to the Project.

            (j) All logos, designs, trade names, trademarks, service marks, copyrights, and other intellectual property owned and used by Assignor in connection with the ownership or operation of the Project and all goodwill associated with the ownership or operation of the Project, if any.

            (k) All rights as Declarant under any recorded covenants, conditions and restrictions.

Exhibit "B" to EXHIBIT E3

Legal Description of Tates Creek Property


All that certain real property located in Fayette County, Kentucky, and described as follows:

ALL that tract or parcel of land situated on the westerly side of Tates Creek Pike, on the northerly side of Kirklevington Drive and on the southerly side of New Circle Road S.E. in Lexington, Fayette County, Kentucky, containing 12.00 acres, and being all of Lot 1, Block A of the final record plat of Kirklevington South, as recorded in Plat Cabinent A, Slide 224, in the Fayette County Clerk's Office.

BEING the same property conveyed to CONSOLIDATED CAPITAL EQUITY PARTNERS L.P., a California Limited Partnership, by CONSOLIDATED CAPITAL EQUITY PARTNERS, a California General Partnership, through Quit Claim Deed dated November 15, 1990, now of record in Deed Book 1567, Page 58, Fayette County Clerk's Office.

                                   EXHIBIT E4

                                   ASSIGNMENT
                                   ----------
                                 (Indian Creek)


FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership ("Assignor"), does hereby assign, transfer and set over unto CCIP Indian Creek Village, L.L.C., a Delaware limited liability company ("Assignee"), without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), all of Assignor's right, title and interest in and to the property described in Exhibit "A" attached hereto (the "Assigned Property") to the extent it relates to any and all of the real property (the "Project") described in Exhibit "B" attached hereto.

Assignee hereby accepts such assignment and assumes all obligations of Assignor and the performance of all of the terms, covenants and conditions imposed upon Assignor under the Assigned Property accruing or arising from and after the Closing Date.

Capitalized terms used in this Assignment or the exhibits attached hereto shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith, between Assignor as Obligor, and Consolidated Capital Institutional, a California limited partnership ("CCIP"), as Purchaser.

Assignor represents and warrants to Assignee that Assignor has full power, authority and right to execute and deliver this Assignment.

This Assignment is an absolute assignment of Assignor's title to the Assigned Property in effect as well as in form and is not intended as a security instrument of any kind.

Assignee does not assume, and nothing in this Assignment shall be construed as an assumption of, any liabilities or obligations of Assignor under the Assigned Property arising or accruing prior to the date of Recordation, unless expressly assumed in writing by Assignee.

This Assignment may be relied upon as conclusive proof that each and all of the Assigned Property have been transferred to Assignee.

Assignor covenants and agrees with Assignee to hereafter furnish to Assignee such further assignments and consents as Assignee may reasonably require in furtherance of this Assignment or to carry out the intent thereof.

Assignor acknowledges that it is expressly intended and agreed that the lien and security interest granted under the Indian Creek Trust Deed (as defined in the Conveyance Agreement) shall remain in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

This Assignment shall be binding on Assignor, Assignee and their respective legal representatives, successors and assigns.

In the event any action or suit is brought by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of such other party arising out of this Assignment, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Assignment has been executed as of May __, 2002.


"Assignee"                               "Assignor"

CCIP Indian Creek Village, L.L.C.,       Consolidated Capital Equity Partners,
a Delaware limited liability company     L.P., a California limited partnership

By:  Consolidated Capital Institutional  By:   ConCap Holdings, Inc., a Texas
    Properties, a California limited           corporation, its general partner
    partnership, its sole member

     By:  ConCap Equities, Inc., a
         Delaware corporation, its             By:
         general partner                          Harry Alcock
                                                Its: Executive Vice President


         By:
              Patrick J. Foye
      Its: Executive Vice President

Exhibit "A" to EXHIBIT E4

Assigned Property



      The Assigned Property includes each and all of the property described below to the extent they relate to the Project described in the foregoing
Assignment:

            (a) All contracts, agreements, leases, lease files and personal property leases to which Assignor is a party pertaining to the Project, the Improvements thereon or the Personal Property, but excluding any contracts or agreements disapproved by Assignee pursuant to the Conveyance Agreement, together with all deposits or prepayments presently held by Assignor, or Assignor's agents or under Assignor's reasonable control, on Assignor's behalf including, without limitation, any utility deposits.

            (b) Any applications, filings and amendments made by Assignor with respect to the Project, the Improvements thereon or the Personal Property.

            (c) All claims and causes of action of Assignor against anyone (including any architects or engineers), now existing or hereafter arising with respect to the Project, the Improvements thereon or the Personal Property.

            (d) All warranties and guaranties, if any, relating to the Project, the Improvements, equipment (together with operating manuals and instructions pertaining thereto) and fixtures located thereon, or any of the Personal Property, to the extent any such warranties and guaranties are assignable and are in effect and inure to the benefit of Assignor, its successors and assigns.

            (e) All claims for losses under all insurance policies owned by Assignor relating to the Project, the Improvements thereon or any of the Personal Property, and Assignor agrees to cooperate and give such notices to the insurers as may be required to effect such assignment and prosecute such claims.

            (f) All permits and approvals,  including,  without limitation,  any buildings, grading or other permits and approvals, conditional use permits, variances, and all other permits, approvals, authorizations, rights and entitlements issued or granted with respect to the Project by any governmental authority in connection with the Project, certificates of occupancy, licenses, plans (including as-built), maps, reports, specifications, surveys, drawings, insurance policies and similar items relating to the Project, the Improvements thereon or the Personal Property.

            (g) Except to the extent assigned pursuant to the Assignment of Leases, all presently held rents, income, security deposits, operating accounts, prepayments, deposits and credits relating to the Project, the Improvements thereon or the Personal Property, as set forth in the Conveyance Agreement.

            (h) All proceeds or rights to proceeds in any threatened or pending condemnation or proceedings in lieu thereof relating to the Project, any Improvements thereon or the Personal Property.

            (i)   All keys to the Project.

            (j) All logos, designs, trade names, trademarks, service marks, copyrights, and other intellectual property owned and used by Assignor in connection with the ownership or operation of the Project and all goodwill associated with the ownership or operation of the Project, if any.

            (k) All rights as Declarant under any recorded covenants, conditions and restrictions.

Exhibit "B" to EXHIBIT E4

Indian Creek Legal Description

All that certain real property located in Johnson County, Kansas described as follows:

Tract A, INDIAN CREEK VILLAGE, a subdivision in the City of Overland Park, Johnson County, Kansas.

Together with a non-exclusive easement for roads and utility facilities as established and defined by the "Cross Easement Agreement" filed March 31, 1978, under Document No. 1158904 in Volume 1319 at Page 356 as affected by the "Partial Release of Easement Rights" filed March 31, 1983, under Document No. 1400507 in Volume 1841 at Page 812, over the following described property: Tract F, Indian Creek Village, Second Plat, a subdivision in the City of Overland Park, Johnson County, Kansas.

EXHIBIT F1


RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES
c/o AIMCO
2000 So. Colorado Blvd.
Tower Two, Suite 2-1000
Denver, Colorado  80222
Attention:  Patti K. Fielding


----------SPACE ABOVE THIS LINE FOR RECORDER'S USE----------

ASSIGNMENT OF LEASES
--------------------
(Silverado)



      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership ("Assignor"), does hereby assign, transfer and set over unto CCIP Silverado, L.P., a Delaware limited partnership ("Assignee"), without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), all of Assignor's right, title and interest in and to the leases and similar agreements concerning use of space within the improvements located on the property situated in the County of El Paso, State of Texas, and more particularly described in Exhibit "A" attached hereto (referred to as the "Silverado Project"), and all modifications, extensions and guarantees thereof (collectively, the "Leases") and Assignee hereby accepts such assignment and assumes all obligations of Assignor and the performance of all of the terms, covenants and conditions imposed upon Assignor under the Leases accruing or arising from and after the Closing Date.

      Assignor has conveyed the Silverado Project to Assignee by deed of even date herewith.

      Capitalized terms used in this Assignment of Leases shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith, between Assignor as Obligor, and Consolidated Capital Institutional Properties, a California limited partnership, as Purchaser.

      This Assignment of Leases is an absolute assignment of Assignor's right and title in and to the Leases, in effect as well as in form and is not intended as a security instrument of any kind.

      Assignee does not assume, and nothing in this Assignment of Leases shall be construed as an assumption of, any liabilities or obligations of Assignor under the Leases arising or accruing prior to the Closing Date.

      This Assignment of Leases may be relied upon as conclusive proof that each and all of the Leases have been transferred to Assignee.

      Assignor covenants and agrees with Assignee to hereafter furnish to Assignee such further assignments and consents as Assignee may reasonably require in furtherance of this Assignment of Leases or to carry out the intent hereof.

      Assignor acknowledges that it is expressly intended and agreed that the lien and security interest granted under the Silverado Trust Deed (as defined in the Conveyance Agreement), shall remain, in full force and effect and such lien and security interest shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

      Grantor acknowledges that it is expressly intended and agreed that the lien and security interest granted under that certain Deed of Trust, Assignment of Rents and Security Agreement dated October 4, 1982, and recorded on October 7, 1982, in Volume 1294 at Page 1268, as modified by (a) that certain First Plan Modification to Deed of Trust, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 in Volume 2243 at Page 773, and (b) that certain Second Plan Modification to Deed of Trust, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 in Volume 2243 at Page 790 shall remain, individually and/or collectively, in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

      This Assignment of Leases shall be binding upon Assignor, Assignee and their respective legal representatives, successors and assigns.

      In the event any action or suit is brought by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of such other party arising out of this Assignment of Leases, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

      This Assignment of Leases may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

      [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Assignment of Leases has been executed as of May __, 2002.


"Assignee"                               "Assignor"

CCIP Silverado, L.P.,                    Consolidated Capital Equity Partners,
a Delaware limited partnership           L.P., a California limited partnership

By:  CCIP Silverado, L.L.C., a Delaware  By:   ConCap Holdings, Inc., a Texas
     limited liability company, its            corporation, its general partner
     general partner

     By:  Consolidated Capital
         Institutional Properties, a           By:
         California limited                        Harry Alcock
         partnership, its sole member           Its: Executive Vice President

         By:  ConCap Equities, Inc., a
            Delaware corporation, its
            general partner



            By:
               Patrick J. Foye
            Its: Executive Vice President

Notary Acknowledgement

STATE OF __________      ss.
ss.
COUNTY OF                ss.
          ---------------

      This instrument was acknowledged before me on this ______ day of ________, 2002, by ______________________, for ConCap Holdings, Inc., a Texas corporation, general partner of said Consolidated Capital Equity Partners, L.P., a California limited partnership.

      Given under my hand and seal of office this _____ day of _____________, 2002.




                                    Notary Public in and for
                                    The State of ___________

My Commission Expires:






STATE OF __________      ss.
ss.
COUNTY OF                ss.
          ---------------

      This instrument was acknowledged before me on this ______ day of ___________, 2002, by ______________________, for ConCap Equities, Inc., a
Delaware corporation, general partner of Consolidated Capital Institutional Properties, a California limited partnership, sole member of CCIP Silverado, L.L.C., a Delaware limited liability company, general partner of CCIP Silverado, L.P., a Delaware limited partnership.

      Given under my hand and seal of office this _____ day of _____________, 2002.




                                    Notary Public in and for
                                    The State of __________

My Commission Expires:

Exhibit "A" to EXHIBIT F1

Silverado Legal Description


That certain property located in the City of El Paso, County of El Paso, State of Texas, described as follows:

A portion of Lots 5 and 8, Block 1, FARAH SUBDIVISION, an Addition to the City of El Paso, El Paso County, Texas, according to the map thereof on file in Book 29, Page 26, Plat Records, El Paso County, Texas, being more particularly described by metes and bounds as follows:

Commencing at an existing city monument in the center line intersection of Viscount Boulevard and Shaver Drive; Thence with center line of Viscount Boulevard South 70(0)24'52" East a distance of 39.92<180>; Thence, leaving said center line South 19(0)35'08" West a distance of 60.00<180> to a 5/8" rebar with cap set on the South Right-of-way of said Boulevard, and being the POINT OF BEGINNING;

Thence, with said right-of-way South 70(0)24'52" East a distance of 116.12<180> to a 3/8" rebar found at the beginning of a curve to the right;

Thence, with the arc of said curve 690.53<180> having a radius of 763.92<180>, a delta of 51(0)47'30" and a chord bearing South 44(0)31'07" East a distance of 667.26<180> to a 5/8" rebar with cap set;

Thence, with said right-of-way South 18(0)37'22" East a distance of 510.83<180> to a 5/8" rebar with cap set;

Thence,   leaving  said  right-of-way  South  71(0)22'38"  West  a  distance  of
239.94<180> to a 5/8" rebar with cap set;

Thence, North 54(0)07'22" West a distance of 529.00<180>to a 5/8" rebar with cap set;

Thence, North 19(0)35'08" East a distance of 262.80<180> to an inaccessible corner and being the Southwest corner of El Paso Electric Company sub-station site;

Thence, South 70(0)24'52" East a distance of 145.73<180>to a galvanized fence post found;

Thence, South 18(0)37'22" East a distance of 39.99<180> to a 5/8" rebar with cap set in the South boundary line of El Paso Electric Company sub-station site;

Thence, North 71(0)22'38" East a distance of 25.00<180> to a 5/8" rebar with cap set being the Southeast corner of El Paso Electric Company sub-station site;

Thence, North 18(0)37'22" West a distance of 185.00<180> to an inaccessible corner and being the Northeast corner of El Paso Electric sub-station site;

Thence, South 71(0)22'38" West a distance of 25.00<180>to a 5/8" rebar with cap set;

Thence,South 18(0)37'22" East a distance of 17.75<180>to an inaccessible corner;

Thence, North 70(0)24'52" West a distance of 115.76<180> to an inaccessible corner being the Northeast corner of El Paso Electric Company sub-station site;

Thence, South 19(0)35'08" West a distance 49.99<180> to an inaccessible corner being the Southwest corner of El Paso Electric Company sub-station site;

Thence, North 70(0)24'52" West a distance of 287.30<180>to a 5/8" rebar with cap set;

Thence, North 19(0)35'08" East a distance of 380.01<180> to THE POINT OF BEGINNING containing 10,000 acres or 435,600 square feet.

Being the same property conveyed in Quitclaim Deed dated November 15, 1990, from Consolidated Capital Equity Partners, a California General Partnership, to
Consolidated Capital Equity Partners L.P., a California Limited Partnership, recorded on March 5, 1991, in Volume 2278, Page 2265, Real Property Records of El Paso County, Texas.

EXHIBIT F2


RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES
c/o AIMCO
2000 So. Colorado Blvd.
Tower Two, Suite 2-1000
Denver, Colorado  80222
Attention:  Patti K. Fielding


----------SPACE ABOVE THIS LINE FOR RECORDER'S USE----------

                              ASSIGNMENT OF LEASES
                              --------------------
                                  (The Knolls)



      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership ("Assignor"), does hereby assign, transfer and set over unto CCIP Knolls, L.L.C., a Delaware limited liability company ("Assignee"), without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), all of Assignor's right, title and interest in and to the leases and similar agreements concerning use of space within the improvements located on the property situated in the County of El Paso, State of Colorado, and more particularly described in Exhibit "A" attached hereto (referred to as "The Knolls Project"), and all modifications, extensions and guarantees thereof (collectively, the "Leases") and Assignee hereby accepts such assignment and assumes all obligations of Assignor and the performance of all of the terms, covenants and conditions imposed upon Assignor under the Leases accruing or arising from and after the Closing Date.

      Assignor has conveyed The Knolls Project to Assignee by deed of even date herewith.

      Capitalized terms used in this Assignment of Leases shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith, between Assignor as Obligor, and Consolidated Capital Institutional Properties, a California limited partnership, as Purchaser.

      This Assignment of Leases is an absolute assignment of Assignor's right and title in and to the Leases, in effect as well as in form and is not intended as a security instrument of any kind.

      Assignee does not assume, and nothing in this Assignment of Leases shall be construed as an assumption of, any liabilities or obligations of Assignor under the Leases arising or accruing prior to the Closing Date.

      This Assignment of Leases may be relied upon as conclusive proof that each and all of the Leases have been transferred to Assignee.

      Assignor covenants and agrees with Assignee to hereafter furnish to Assignee such further assignments and consents as Assignee may reasonably require in furtherance of this Assignment of Leases or to carry out the intent hereof.

      Assignor acknowledges that it is expressly intended and agreed that the lien and security interest granted under The Knolls Trust Deed (as defined in the Conveyance Agreement), shall remain, in full force and effect and such lien and security interest shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

      Grantor acknowledges that it is expressly intended and agreed that the lien and security interest granted under that certain Deed of Trust dated May 5, 1982 and recorded on May 13, 1982 in Book 3564 at Page 25, as modified by (a) that certain Amendment of Deed of Trust dated July 12, 1983 and recorded on August 29, 1983 in Book 3773 at Page 492, (b) that certain First Plan Modification to Deed of Trust dated November 15, 1990 and recorded on November 19, 1990 in Book 5791 at Page 348, and (c) that certain Second Plan Modification to Deed of Trust dated November 15, 1990 and recorded on November 19, 1990 in Book 5791 at Page 362 shall remain, individually and/or collectively, in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

      This Assignment of Leases shall be binding upon Assignor, Assignee and their respective legal representatives, successors and assigns.

      In the event any action or suit is brought by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of such other party arising out of this Assignment of Leases, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

      This Assignment of Leases may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

      [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Assignment of Leases has been executed as of May __, 2002.



"Assignee"                               "Assignor"

CCIP Knolls, L.L.C.,                     Consolidated Capital Equity Partners,
a Delaware limited liability company     L.P., a California limited partnership

By:  Consolidated Capital Institutional  By:   ConCap Holdings, Inc., a Texas
    Properties, a California limited           corporation, its general partner
    partnership, its sole member

     By:  ConCap Equities, Inc., a
         Delaware corporation, its             By:
         general partner                           Harry Alcock
                                                Its: Executive Vice President


         By:
            Patrick J. Foye
         Its: Executive Vice President

Notary Acknowledgement



State of ____________________

County of __________________

The foregoing instrument was acknowledged before me this ___ day of __________, 2002, by _________________________ of ConCap Holdings, Inc., a Texas
corporation, general partner (or agent), on behalf of Consolidated Capital Equity Partners, L.P., a California limited partnership.

                                 (Notary Public)

Notary Acknowledgement



State of ____________________

County of __________________

The foregoing instrument was acknowledged before me this ___ day of __________, 2002, by _________________________ of ConCap Equities, Inc., a Delaware
corporation, general partner, on behalf of Consolidated Capital Institutional Properties, a California limited partnership, sole member, on behalf of CCIP Knolls, L.L.C., a Delaware limited liability company.



                                 (Notary Public)

CCTrans_LA274745.8
00240010056
05/20/2002 TERknh                     104              05/08/98 6:10 PM  Draft


Exhibit "A" to EXHIBIT F2

The Knolls Legal Description

All that certain real property located in El Paso County, Colorado, and described as follows:

PARCEL A: ALL OF BLOCK 1, GATEHOUSE GARDEN, CITY OF COLORADO SPRINGS, EL PASO COUNTY, COLORADO, ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK L-2, AT PAGE 56.

PARCEL B: THAT  PORTION OF THE  SOUTHEAST  QUARTER OF THE  NORTHWEST  QUARTER OF
SECTION 12 IN TOWNSHIP  14 SOUTH,  RANGE 67 WEST OF THE 6TH P.M.,  DESCRIBED  AS
FOLLOWS: BEGINNING AT THE INTERSECTION OF THE WEST LINE OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 12 WITH THE NORTH LINE OF ERVAY STREET IN ADDITION NO. 2 TO THE TOWN OF WEST COLORADO SPRINGS, THENCE NORTH ON THE WEST LINE OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 12 A DISTANCE OF 150 FEET; THENCE EAST 50 FEET; THENCE SOUTH 150 FEET; THENCE WEST 50 FEET TO THE POINT OF BEGINNING, EL PASO COUNTY, COLORADO, EXCEPT THAT PORTION CONVEYED TO EL PASO COUNTY BY DEED RECORDED JANUARY 23, 1963, IN BOOK 1942, AT PAGE 612, EL PASO COUNTY, COLORADO.

EXHIBIT F3


RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES
c/o AIMCO
2000 So. Colorado Blvd.
Tower Two, Suite 2-1000
Denver, Colorado  80222
Attention:  Patti K. Fielding


----------SPACE ABOVE THIS LINE FOR RECORDER'S USE----------

ASSIGNMENT OF LEASES
--------------------
(Tates Creek)



      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership ("Assignor"), does hereby assign, transfer and set over unto CCIP Tates Creek Village, L.L.C., a Delaware limited liability company ("Assignee"), without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), all of Assignor's right, title and interest in and to the leases and similar agreements concerning use of space within the improvements located on the property situated in the County of Fayette, State of Kentucky and more particularly described in Exhibit "A" attached hereto (referred to as the "Tates Creek Project"), and all modifications, extensions and guarantees thereof (collectively, the "Leases") and Assignee hereby accepts such assignment and assumes all obligations of Assignor and the performance of all of the terms, covenants and conditions imposed upon Assignor under the Leases accruing or arising from and after the Closing Date.

      Assignor has conveyed the Tates Creek Project to Assignee by deed of even date herewith.

      Capitalized terms used in this Assignment of Leases shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith, between Assignor as Obligor, and Consolidated Capital Institutional Properties, a California limited partnership, as Purchaser.

      This Assignment of Leases is an absolute assignment of Assignor's right and title in and to the Leases, in effect as well as in form and is not intended as a security instrument of any kind.

      Assignee does not assume, and nothing in this Assignment of Leases shall be construed as an assumption of, any liabilities or obligations of Assignor under the Leases arising or accruing prior to the Closing Date.

      This Assignment of Leases may be relied upon as conclusive proof that each and all of the Leases have been transferred to Assignee.

      Assignor covenants and agrees with Assignee to hereafter furnish to Assignee such further assignments and consents as Assignee may reasonably require in furtherance of this Assignment of Leases or to carry out the intent hereof.

      Assignor acknowledges that it is expressly intended and agreed that the lien and security interest granted under the Tates Creek Trust Deed (as defined in the Conveyance Agreement), shall remain, in full force and effect and such lien and security interest shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

      Grantor acknowledges that it is expressly intended and agreed that the lien and security interest granted under that certain Mortgage, Assignment of Rents and Security Agreement dated March 24, 1982 and recorded on March 24, 1982 in Mortgage Book 1194 at Page 315, as modified by (a) that certain First Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 in Deed Book 1567 at Page 49 and Mortgage Book 1625 at Page 621, and (b) that certain Second Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 in Deed Book 1567 at Page 78 and Mortgage Book 1625 at Page 626, shall remain, individually and/or collectively, in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

      This Assignment of Leases shall be binding upon Assignor, Assignee and their respective legal representatives, successors and assigns.

      In the event any action or suit is brought by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of such other party arising out of this Assignment of Leases, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

      This Assignment of Leases may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

      [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Assignment of Leases has been executed as of May __, 2002.



"Assignee"                       "Assignor"

CCIP Tates Creek Village,        Consolidated
L.L.C.,                          Capital
a Delaware limited liability     Equity
company                          Partners,
                                 L.P., a
By:  Consolidated Capital        California
    Institutional Properties, a  limited
    California limited           partnership
    partnership, its sole member
                                   By: ConCap
    By:  ConCap Equities, Inc.,        Holdings,
        a Delaware corporation,        Inc., a
        its general partner            Texas
                                       corporation,
                                       its
                                     general
        By:                            partner
            Patrick J. Foye
         Its: Executive Vice
         President
                                       By:

                                      Harry
                                     Alcock
                                      Its:
                                        Executive
                                      Vice
                                        President

Notary Acknowledgement


STATE OF _________________    )
) ss.
COUNTY OF _______________     )

      The foregoing Assignment of Leases ("Assignment") was acknowledged and sworn to before me ____ day of _____________, 2002, by
______________________________ of CONCAP HOLDINGS, INC., a Texas corporation, as general partner of CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership, for and on behalf of the limited partnership.

My commission expires:                          .
                      --------------------------



[Affix Notary Seal]
                                           ------------------------------------
                                          NOTARY PUBLIC


STATE OF __________           )
) ss.
COUNTY OF _______________     )

      The foregoing Assignment of Leases ("Assignment") was acknowledged and sworn to before me this _____ day of __________, 2002, by __________________, of
CONCAP EQUITIES, INC., a Delaware corporation, as general partner of CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, a California limited partnership, as sole member of CCIP TATES CREEK VILLAGE, L.L.C., a Delaware limited liability company.

      My commission expires:__________________



[Affix Notary Seal]
                                           ------------------------------------
                                          NOTARY PUBLIC

THIS INSTRUMENT PREPARED BY:



THURMAN, WHITE & ANDERSON Attorneys at Law 333 West Vine Street, Suite 207 Lexington, KY 40507

CCTrans_LA274745.8
00240010056
05/20/2002 TERknh                     109              05/08/98 6:10 PM  Draft


Exhibit "A" to EXHIBIT F3

Tates Creek Legal Description

All that certain real property located in Fayette County, Kentucky, and described as follows:

ALL that tract or parcel of land situated on the westerly side of Tates Creek Pike, on the northerly side of Kirklevington Drive and on the southerly side of New Circle Road S.E. in Lexington, Fayette County, Kentucky, containing 12.00 acres, and being all of Lot 1, Block A of the final record plat of Kirklevington South, as recorded in Plat Cabinent A, Slide 224, in the Fayette County Clerk's Office.

BEING the same property conveyed to CONSOLIDATED CAPITAL EQUITY PARTNERS L.P., a California Limited Partnership, by CONSOLIDATED CAPITAL EQUITY PARTNERS, a California General Partnership, through Quit Claim Deed dated November 15, 1990, now of record in Deed Book 1567, Page 58, Fayette County Clerk's Office.

EXHIBIT F4


RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES
c/o AIMCO
2000 So. Colorado Blvd.
Tower Two, Suite 2-1000
Denver, Colorado  80222
Attention:  Patti K. Fielding


----------SPACE ABOVE THIS LINE FOR RECORDER'S USE----------

ASSIGNMENT OF LEASES
--------------------
(Indian Creek)



      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership ("Assignor"), does hereby assign, transfer and set over unto CCIP Indian Creek Village, L.L.C., a Delaware limited liability company ("Assignee"), without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), all of Assignor's right, title and interest in and to the leases and similar agreements concerning use of space within the improvements located on the property situated in the County of Johnson, State of Kansas and more particularly described in Exhibit "A" attached hereto (referred to as the "Indian Creek Project"), and all modifications, extensions and guarantees thereof (collectively, the "Leases") and Assignee hereby accepts such assignment and assumes all obligations of Assignor and the performance of all of the terms, covenants and conditions imposed upon Assignor under the Leases accruing or arising from and after the Closing Date.

      Assignor has conveyed the Indian Creek Project to Assignee by deed of even date herewith.

      Capitalized terms used in this Assignment of Leases shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith, between Assignor as Obligor, and Consolidated Capital Institutional Properties, a California limited partnership, as Purchaser.

      This Assignment of Leases is an absolute assignment of Assignor's right and title in and to the Leases, in effect as well as in form and is not intended as a security instrument of any kind.

      Assignee does not assume, and nothing in this Assignment of Leases shall be construed as an assumption of, any liabilities or obligations of Assignor under the Leases arising or accruing prior to the Closing Date.

      This Assignment of Leases may be relied upon as conclusive proof that each and all of the Leases have been transferred to Assignee.

      Assignor covenants and agrees with Assignee to hereafter furnish to Assignee such further assignments and consents as Assignee may reasonably require in furtherance of this Assignment of Leases or to carry out the intent hereof.

      Assignor acknowledges that it is expressly intended and agreed that the lien and security interest granted under the Indian Creek Trust Deed (as defined in the Conveyance Agreement), shall remain, in full force and effect and such lien and security interest shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

      Grantor acknowledges that it is expressly intended and agreed that the lien and security interest granted under that certain Mortgage, Assignment of Rents and Security Agreement dated November 8, 1982 and recorded on November 10, 1982 as shown in Document No. 1383268 in Voume 1800 at Page 139, as modified by
(a) that certain First Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in Document No. 1986905 in Volume 3266 at Page 996, and (b) that certain Second Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in Document No. 1986908 in Volume 3267 at Page 9 shall remain, individually and/or collectively, in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

      This Assignment of Leases shall be binding upon Assignor, Assignee and their respective legal representatives, successors and assigns.

      In the event any action or suit is brought by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of such other party arising out of this Assignment of Leases, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

      This Assignment of Leases may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

      [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Assignment of Leases has been executed as of May ___, 2002.



"Assignee"                               "Assignor"

CCIP Indian Creek Village, L.L.C.,       Consolidated Capital Equity Partners,
a Delaware limited liability company     L.P., a California limited partnership

By:  Consolidated Capital Institutional  By:   ConCap Holdings, Inc., a Texas
    Properties, a California limited           corporation, its general partner
    partnership, its sole member

    By:  ConCap Equities, Inc., a
        Delaware corporation, its              By:
        general partner                            Harry Alcock
                                                Its: Executive Vice President


         By:
            Patrick J. Foye
         Its: Executive Vice President

Notary Acknowledgement


STATE OF                      )
         ---------------
                              )
COUNTY OF                     )
          --------------


BE IT REMEMBERED, That on this ____ day of ______________, A.D., 2002, before me, appeared ___________________, to me personally known, who being by me duly sworn, did say that he/she is the _____________ of CONCAP HOLDINGS, INC., the sole general partner of CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership, and that said instrument was signed in behalf of said partnership, and said _____________________ acknowledged said instrument to be the free act and deed of said ________________.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal at my office the day and year last above written.



-----------------------------------
                                  Notary Public

My Commission Expires:

STATE OF                      )
         ---------------
                              )
COUNTY OF                     )
          --------------


BE IT REMEMBERED, That on this ____ day of ______________, A.D., 2002, before me, appeared ___________________, to me personally known, who being by me duly sworn, did say that he/she is the _____________ of Concap Equities, Inc., a Delaware corporation, as general partner of Consolidated Capital Institutional Properties, a California limited partnership, the sole member of CCIP Indian Creek Village, L.L.C., a Delaware limited liability company ("Company"), and that said instrument was signed in behalf of said Company, and said Company acknowledged said instrument to be the free act and deed of said Company.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal at my office the day and year last above written.



-----------------------------------
                                  Notary Public

My Commission Expires:

Exhibit "A" to EXHIBIT F4

Indian Creek Legal Description


All that certain real property located in Johnson County, Kansas described as follows:

Tract A, INDIAN CREEK VILLAGE, a subdivision in the City of Overland Park, Johnson County, Kansas.

Together with a non-exclusive easement for pedestrian and vehicular ingress and egress over and across the private roads of Thornington Corporation and Kans
Corporation as set forth and established in that certain Cross Easement Agreement dated March 16, 1978 and recorded March 31, 1978, as Document No. 1158904 in Vol. 1319 at Page 356 over the following described property:

Tract F, Indian Creek Village, Second Plat, a subdivision in the City of Overland Park, Johnson County, Kansas.

EXHIBIT G

AFFIDAVIT

STATE OF ___________    )
) SS.
COUNTY OF ____________  )

      The undersigned hereby certifies the following:

      That Harry Alcock , as the Executive Vice President of ConCap Holdings, Inc., a Texas corporation ("General Partner"), the general partner of
CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership ("Grantor"), executed and delivered that certain (i) Silverado Deed to CCIP Silverado, L.P., a Delaware limited partnership (the "Silverado LP"), (ii) The Knolls Deed to CCIP Knolls, L.L.C., a Delaware limited liability company (the "Knolls LLC"), (iii) Tates Creek Deed to CCIP Tates Creek Village, L.L.C., a Delaware limited liability company (the "Tates Creek LLC"), and (iv) Indian Creek Deed to CCIP Indian Creek Village L.L.C., a Delaware limited liability company (the "Indian Creek LLC") (the Silverado Deed, the Knolls Deed, the Tates Creek Deed and the Indian Creek Deed are hereinafter collectively referred to as the "Deeds") (the Silverado LP, the Knolls LLC, the Tates Creek LLC and the Indian Creek LLC are hereinafter collectively referred to as the "Grantees"), dated of even date herewith, conveying respectively (i) that certain property ("Silverado Property") located in the County of El Paso, State of Texas, (ii) that certain property (the "Knolls Property") located in the County of El Paso, State of Colorado, (iii) that certain property (the "Tates Creek Property")located in the County of Fayette, State of Kentucky and (iv) that certain property (the "Indian Creek Property") located in the County of Johnson, State of Kansas, as each are more particularly described on Exhibit "A" attached hereto and made a part hereof (collectively, referred to as the "Projects");

      That the Deeds are intended to be an absolute conveyance of the title to the Projects to Grantees, and were not and are not now intended as a mortgage, trust conveyance, or security of any kind; that it was Grantor's intention as grantor in the Deeds and by the Deeds Grantor did convey to Grantees all of Grantor's right, title and interest absolutely in and to the Projects; and that possession of the Projects has been surrendered to Grantees;

      That in the execution and delivery of the Deeds, Grantor was not acting under any misapprehension as to the effect thereof, and acted freely and voluntarily, and was not acting under coercion or duress; that the consideration for the Deeds were and are, among other things, the covenant or agreement of Consolidated Capital Institutional Properties, a California limited partnership ("CCIP") (i) not to sue Obligor or any of its constituent partners for any liability on its obligations under the Loan Agreement, the Note, the Trust Deeds or any of the other Loan Documents as it relates only to the Deed-in-Lieu Properties, and agrees to look solely to the Deed-in-Lieu Properties and the Additional Collateral for satisfaction of that portion of the obligations relating only to the Deed-in-Lieu Properties (the "Deed-in-Lieu Indebtedness," e.g., a total of $_____ in interest and principal as of the date hereof), (ii) to assume or cause its nominee or its assignee to assume the Assumed Obligations (as hereinafter defined), and (iii) to release Obligor from any liability on the Deed-in-Lieu Indebtedness provided that Purchaser does not release Obligor from
(i) Obligor's representations and warranties as set forth in Paragraph 7 of this Agreement and/or (ii) Obligor's obligations under the Loan Agreement, the Note, or the Trust Deeds relating to the Foreclosure Properties (as defined in that certain Agreement For Conveyance of Real Property of even date herewith between Grantor, as Obligor, and CCIP, as Purchaser). Obligor and Purchaser acknowledge and agree that the foregoing consideration is fair and adequate;

      That Grantor believed and now believes that the aforesaid consideration therefor represents the reasonably equivalent value of the Projects so deeded;

      That this Affidavit and estoppel certificate is made for the protection and benefit of Grantees in the Deeds, its successors and assigns, and all other parties hereafter dealing with or who may acquire an interest in the Projects, and particularly for the benefit of any title insurance company which is about to insure the title to the Projects in reliance thereon and any other title company which may hereafter insure the title to the Projects; and

      That the undersigned will testify, declare, depose or certify before any competent tribunal, officer, or person, in any case now pending or which may hereafter be instituted, to the truth of the particular facts hereinabove set forth.

      Dated as of May __, 2002

                                         Consolidated Capital Equity Partners,
                                         L.P., a California limited partnership

                                         By:   ConCap Holdings, Inc., a Texas
                                               corporation, its general partner



                                               By:
                                                   Harry Alcock
                                                Its: Executive Vice President

STATE OF __________________   )
                              )
COUNTY OF ________________    )


On _____________________,  before me,  _____________________________________,  a
Notary Public,  personally  appeared  _________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.



-----------------------------------
                                  Notary Public

Exhibit "A" to EXHIBIT G

Legal Description of the Projects



Silverado Legal Description


That certain property located in the City of El Paso, County of El Paso, State of Texas, described as follows:

A portion of Lots 5 and 8, Block 1, FARAH SUBDIVISION, an Addition to the City of El Paso, El Paso County, Texas, according to the map thereof on file in Book 29, Page 26, Plat Records, El Paso County, Texas, being more particularly described by metes and bounds as follows:

Commencing at an existing city monument in the center line intersection of Viscount Boulevard and Shaver Drive; Thence with center line of Viscount Boulevard South 70(0)24'52" East a distance of 39.92<180>; Thence, leaving said center line South 19(0)35'08" West a distance of 60.00<180> to a 5/8" rebar with cap set on the South Right-of-way of said Boulevard, and being the POINT OF BEGINNING;

Thence, with said right-of-way South 70(0)24'52" East a distance of 116.12<180> to a 3/8" rebar found at the beginning of a curve to the right;

Thence, with the arc of said curve 690.53<180> having a radius of 763.92<180>, a delta of 51(0)47'30" and a chord bearing South 44(0)31'07" East a distance of 667.26<180> to a 5/8" rebar with cap set;

Thence, with said right-of-way South 18(0)37'22" East a distance of 510.83<180> to a 5/8" rebar with cap set;

Thence,   leaving  said  right-of-way  South  71(0)22'38"  West  a  distance  of
239.94<180> to a 5/8" rebar with cap set;

Thence, North 54(0)07'22" West a distance of 529.00<180>to a 5/8" rebar with cap set;

Thence, North 19(0)35'08" East a distance of 262.80<180> to an inaccessible corner and being the Southwest corner of El Paso Electric Company sub-station site;

Thence, South 70(0)24'52" East a distance of 145.73<180>to a galvanized fence post found;

Thence, South 18(0)37'22" East a distance of 39.99<180> to a 5/8" rebar with cap set in the South boundary line of El Paso Electric Company sub-station site;

Thence, North 71(0)22'38" East a distance of 25.00<180> to a 5/8" rebar with cap set being the Southeast corner of El Paso Electric Company sub-station site;

Thence, North 18(0)37'22" West a distance of 185.00<180> to an inaccessible corner and being the Northeast corner of El Paso Electric sub-station site;

Thence, South 71(0)22'38" West a distance of 25.00<180>to a 5/8" rebar with cap set;

Thence,South 18(0)37'22" East a distance of 17.75<180>to an inaccessible corner;

Thence, North 70(0)24'52" West a distance of 115.76<180> to an inaccessible corner being the Northeast corner of El Paso Electric Company sub-station site;

Thence, South 19(0)35'08" West a distance 49.99<180> to an inaccessible corner being the Southwest corner of El Paso Electric Company sub-station site;

Thence, North 70(0)24'52" West a distance of 287.30<180>to a 5/8" rebar with cap set;

Thence, North 19(0)35'08" East a distance of 380.01<180> to THE POINT OF BEGINNING containing 10,000 acres or 435,600 square feet.

Being the same property conveyed in Quitclaim Deed dated November 15, 1990, from Consolidated Capital Equity Partners, a California General Partnership, to
Consolidated Capital Equity Partners L.P., a California Limited Partnership, recorded on March 5, 1991, in Volume 2278, Page 2265, Real Property Records of El Paso County, Texas.

The Knolls Legal Description


Parcel A: All of Block 1, Gatehouse Garden, City Of Colorado Springs, El Paso County, Colorado, according to the plat thereof recorded in Plat Book L-2, at Page 56.

Parcel B: That  portion of the  Southeast  Quarter of the  Northwest  Quarter of
Section 12 in Township 14 South, Range 67 West of the 6th P.M., described as follows: Beginning at the intersection of the West Line of the Southeast Quarter of the Northwest Quarter of said Section 12 with the North Line of Ervay Street in Addition No. 2 to the Town of West Colorado Springs, thence North on the West Line of the Southeast Quarter of the Northwest Quarter of said Section 12 a distance of 150 Feet; thence East 50 Feet; thence South 150 Feet; thence West 50 Feet to the POINT OF BEGINNING, El Paso County, Colorado, except that portion conveyed to El Paso County by deed Recorded January 23, 1963, in Book 1942, at Page 612, El Paso County, Colorado.

Tates Creek Legal Description

All that certain real property located in Fayette County, Kentucky, and described as follows:

ALL that tract or parcel of land situated on the westerly side of Tates Creek Pike, on the northerly side of Kirklevington Drive and on the southerly side of New Circle Road S.E. in Lexington, Fayette County, Kentucky, containing 12.00 acres, and being all of Lot 1, Block A of the final record plat of Kirklevington South, as recorded in Plat Cabinent A, Slide 224, in the Fayette County Clerk's Office.

BEING the same property conveyed to CONSOLIDATED CAPITAL EQUITY PARTNERS L.P., a California Limited Partnership, by CONSOLIDATED CAPITAL EQUITY PARTNERS, a California General Partnership, through Quit Claim Deed dated November 15, 1990, now of record in Deed Book 1567, Page 58, Fayette County Clerk's Office.


Indian Creek Legal Description

All that certain real property located in Johnson County, Kansas described as follows:

Tract A, INDIAN CREEK VILLAGE, a subdivision in the City of Overland Park, Johnson County, Kansas.

Together with a non-exclusive easement for roads and utility facilities as established and defined by the "Cross Easement Agreement" filed March 31, 1978, under Document No. 1158904 in Volume 1319 at Page 356 as affected by the "Partial Release of Easement Rights" filed March 31, 1983, under Document No. 1400507 in Volume 1841 at Page 812, over the following described property: Tract F, Indian Creek Village, Second Plat, a subdivision in the City of Overland Park, Johnson County, Kansas.

EXHIBIT H

ASSIGNMENT OF PARTNERSHIP RIGHTS AND DISTRIBUTIONS


      This ASSIGNMENT OF PARTNERSHIP RIGHTS AND DISTRIBUTIONS (this "Assignment") is made as of the ___ day of May, 2002 by CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership ("Assignor"), in favor of Consolidated Capital Institutional Properties, a California limited partnership ("Assignee"), with reference to the following facts:
A. Assignee has previously made to Assignor, a loan in the original principal amount of $164,938,112.00 (the "Loan"), as evidenced by that certain Amended and Restated Note dated November 15, 1990 (the "Note"), executed by Assignor to the order of Assignee.
B. The Loan is secured by, among other things, Assignor's interests in certain partnerships and other collateral as more fully described below. C. Concurrently herewith, Assignor and Assignee, are entering into that certain Agreement for Conveyance of Real Property of even date herewith (the "Conveyance Agreement"), pursuant to which Assignor has agreed to convey to Assignee, all of Assignor's right, title and interest in the Distributions (as hereinafter defined). D. It is a condition precedent to the effectiveness of the Conveyance Agreement that Assignor execute and deliver this Assignment to Assignee. E. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Conveyance Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements hereinafter contained, the parties hereto hereby agree as follows:

A.    Grant of Absolute Interest.  Assignor hereby grants to Assignee all of its
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right, title and interest in and to the following described property:

Distributions. All of Assignor's right, title and interest in and to any and all monies, properties, payments and distributions, however described or derived, accruing to or becoming due and payable to Assignor from any partnership interest owned by Assignor (collectively, the "Partnerships"), including, without limitation, the following: (i) Consolidated Capital Growth Fund, a California limited partnership, (ii) Consolidated Capital Properties III, a
California  limited  partnership,  (iii)  Consolidated  Capital Properties IV, a
California limited partnership, (iv) Consolidated Capital Properties V, a California limited partnership, and (v) Consolidated Capital Properties VI, a California limited partnership. Such distributions shall include, without limitation, all profits, loan or advance repayments, priority returns, return of capital contributions, and sales proceeds, whether such monies, properties, payments and distributions are made by the Partnerships in respect of operating profits, sales, exchanges, refinancings, condemnations, or insured losses of each Partnership's assets, the liquidation of each Partnership's assets and affairs, management fees, guaranteed payments, repayments of loans, reimbursements of expenses or otherwise (all of the foregoing being collectively referred to herein as the "Distributions").

Proceeds, Substitutions, Etc. To the extent not included in Section 1 hereof, any and all proceeds, products, increases, substitutions, replacements, repairs, additions and accessions to or of such Distributions, including, without limitation, all insurance and the proceeds thereof, all condemnation proceeds or the proceeds of any other form of taking thereof and all real property, equipment, inventory, accounts, general intangibles, contract rights, documents, instruments, chattel paper, money, deposit accounts and other tangible or intangible property received upon the sale or disposition of any of the foregoing now existing or hereafter arising.
Partnership Acknowledgment. To the extent required, Assignor shall cause each Partnership and all required partners thereof to execute and deliver to Assignee a consent to this Assignment. Nothing in this Assignment shall be deemed to constitute an assumption by Assignee of any liability or obligation of Assignor with respect to any of the Partnerships.
Assignor Remains Liable. Anything herein to the contrary notwithstanding, Assignor shall remain liable under each and every Partnership agreement to perform all of its obligations thereunder to the same extent as if this Assignment had not been executed, and the exercise by Assignee of any of its rights hereunder shall not release Assignor from any of its obligations under each and every agreement of the Partnerships. Assignee shall not have any obligation or liability under any of the agreements of the Partnerships by reason of this Assignment, nor shall Assignee be obligated to perform any of the obligations of Assignor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Further Assurances. Assignor agrees that at any time and from time to time, at the expense of Assignor, Assignor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Assignee may request, in order to protect any interest granted or purported to be granted hereby or to enable Assignee to exercise and to enforce its rights and remedies hereunder.
Preserving Partnership Assets. Assignor agrees that it shall not (i) cause, suffer or permit any of the Partnership agreements to be amended or terminated in any manner which would materially (as reasonably determined by Assignee) impair the value of the interests or rights of Assignor or which would materially (as reasonably determined by Assignee) impair the interests or rights of Assignee; (ii) waive, postpone or modify Assignee's rights to receive any Distributions under each of the Partnership agreements in any manner which would materially (as reasonably determined by Assignee) impair the interests or rights of Assignee; or (iii) waive any default or breach of any of the Partnership agreements, or give any other consent, waiver or approval thereunder, or take any other action in connection with any of the Partnership agreements which would materially (as reasonably determined by Assignee) impair the value of the interests or rights of Assignee. Any such proposed action shall be submitted in writing to Assignee at least five (5) business days prior to its execution. Rights of Assignee.
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All rights of Assignor to receive the Distributions  which it would otherwise be authorized to receive and retain pursuant to each of the Partnership agreements shall cease, and Assignee shall thereafter have the sole right to receive one hundred percent (100%) of all Distributions.

All Distributions which are received by Assignor contrary to the provisions of this Section F shall be received in trust for the benefit of Assignee, shall be segregated from other funds of Assignor, and forthwith shall be paid over to Assignee (with any necessary endorsements).
No Partner. Notwithstanding anything to the contrary contained herein, neither Assignee nor any successor-in-interest thereof shall be deemed to be a partner in any of the Partnerships for any purposes.

Liability and Indemnification. Assignee shall not be liable to Assignor for any act or omission by Assignee unless Assignee's conduct constitutes willful misconduct or gross negligence. Assignor agrees to indemnify and hold Assignee harmless from and against all losses, liabilities, claims, damages, costs and expenses (including actual attorneys' fees and disbursements) with respect to
(a) any action taken or any omission by Assignee with respect to this Assignment, provided that Assignee's conduct does not constitute willful misconduct or gross negligence, and (b) any claims arising out of Assignor's ownership of the rights to Distributions under this Assignment.
Absolute Interest; Assignment of Rights. This Assignment shall create an absolute interest in the Distributions and shall (a) be binding upon Assignor, his successors and assigns, (b) inure, together with the rights and remedies of Assignee hereunder, to the benefit of Assignee and its successors, transferees and assigns, (c) constitute, along with the Conveyance Agreement and the other documents referred to therein, the entire agreement between Assignor and Assignee with respect to the matters contained herein, and (d) be severable in the event that one or more of the provisions herein is determined to be illegal or unenforceable. Without limiting the generality of the foregoing clause (b), Assignee may assign or otherwise transfer any interest granted hereunder to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Assignee herein or otherwise.
Amendments; Waiver. No amendment or waiver of any provision of this Assignment nor consent to any departure by Assignor herefrom shall in any event be effective unless the same shall be in writing and signed by Assignee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
Notices. All notices, demands and requests of any kind which either party may be required or desires to serve upon the other hereunder shall be in writing and shall be delivered and be effective in accordance with the notice provisions of the Conveyance Agreement.
Counterparts. This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Governing Law.  This Assignment is to be governed by and construed in accordance
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with the laws of the State of California.

      IN WITNESS WHEREOF, Assignor has executed and delivered to Assignee this Assignment as of the date first above written.


                                    ASSIGNOR:

                                    Consolidated Capital Equity Partners, L.P., a California limited partnership

                                    By: ConCap Holdings, Inc.,
                                           a Texas corporation,
                                          its general partner



                                By: Harry Alcock
                                    Its: Executive Vice President